UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Contrafund® Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Initial Class	17.59%	17.91%	10.58%
VIP Contrafund - Service Class	17.51%	17.80%	10.48%
VIP Contrafund - Service Class 2 A	17.30%	17.62%	10.35%
VIP Contrafund - Investor Class B	17.47%	17.84%	10.55%

A The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Danoff, who was Portfolio Manager of VIP Contrafund Portfolio through October 25, 2007, and Robert Stansky, who thereafter began overseeing the portfolio as Head of Fidelity's Multi-Manager Group

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

VIP Contrafund's return for the year was more than triple that of the S&P 500 index. (For specific portfolio performance results, please refer to the performance section of this report.) During the time that Will managed the fund, its healthy outperformance versus the index was driven by three main factors: its growth stock bias during a period when growth outpaced value by more than 10 percentage points; extremely productive stock selection, especially in the technology sector; and astute industry positioning by avoiding the most-toxic areas of the weak financials group. The fund's three top relative contributors - leading competitors in the strong Internet and wireless markets - were consumer electronics giant Apple, Internet search engine Google and Research In Motion, a Canada-based out-of-index holding whose popular BlackBerry brand dominates the wireless messaging market. The RIM position was sold to nail down profits. Also making sizable contributions were such stocks as America Movil, a leading wireless provider in Mexico, and German solar company Q-Cells. Relative performance was tempered by a large stake in biopharmaceuticals firm Genentech, which stumbled on market worries about delays in its product pipeline. Performance also suffered from holding no stake or only minimal stakes in some of the S&P 500's best-performing stocks, including such names as integrated oil companies Exxon Mobil and Chevron.

In late October, management of the fund transitioned from Will to a new Multi-Manager Group, overseen by Bob. The Group comprises eight co-managers who run dedicated sleeves representing the 10 sectors included in the benchmark S&P 500 index. Consistent with the Multi-Manager Group's mandate, the fund's assets were reallocated into a roughly sector-neutral positioning versus the benchmark, with the expectation that the co-managers will focus on generating excess returns through stock picking in their respective sectors. During the abbreviated period from late October through year-end, the Multi-Manager Group's results made a small positive contribution to the fund's overall performance versus the index, thanks to astute stock selection by the sector co-managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,079.00	$ 3.35
Hypothetical A	$ 1,000.00	$ 1,021.98	$ 3.26
Service Class
Actual	$ 1,000.00	$ 1,078.60	$ 3.88
Hypothetical A	$ 1,000.00	$ 1,021.48	$ 3.77
Service Class 2
Actual	$ 1,000.00	$ 1,077.50	$ 4.66
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.53
Service Class 2R
Actual	$ 1,000.00	$ 1,077.50	$ 4.66
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.53
Investor Class
Actual	$ 1,000.00	$ 1,078.30	$ 3.98
Hypothetical A	$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.64%
Service Class	.74%
Service Class 2.89%
Service Class 2R	.89%
Investor Class	.76%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.7	0.0
American International Group, Inc.	2.4	0.9
Hewlett-Packard Co.	2.3	2.7
Procter & Gamble Co.	1.9	1.9
Nintendo Co. Ltd.	1.8	0.2
Intel Corp.	1.7	0.0
Berkshire Hathaway, Inc. Class A	1.6	2.5
AT&T, Inc.	1.4	2.0
Google, Inc. Class A (sub. vtg.)	1.2	4.3
Merck & Co., Inc.	1.2	1.1
	19.2
Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.2	14.4
Information Technology	16.8	19.9
Energy	12.0	10.0
Industrials	11.7	7.8
Health Care	11.4	10.5
Consumer Staples	10.3	6.2
Consumer Discretionary	6.9	7.8
Telecommunication Services	4.1	6.2
Utilities	3.5	0.8
Materials	3.3	5.1
Asset Allocation (% of fund's net assets)
As of December 31, 2007 *		As of June 30, 2007 **
	Stocks and Equity Futures 97.9%		Stocks and Equity Futures 88.7%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 11.3%
* Foreign investments	20.2%	** Foreign investments	23.1%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 6.9%
Auto Components - 0.6%
Gentex Corp.	2,316,000	$ 41,155,320
Johnson Controls, Inc.	3,126,200	112,668,248
		153,823,568
Distributors - 0.3%
Li & Fung Ltd.	15,772,000	63,718,306
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	770,500	62,094,595
Hotels, Restaurants & Leisure - 1.0%
Ctrip.com International Ltd. sponsored ADR	51,600	2,965,452
Life Time Fitness, Inc. (a)(d)	822,200	40,846,896
McDonald's Corp.	3,322,584	195,733,423
		239,545,771
Internet & Catalog Retail - 0.1%
NutriSystem, Inc. (a)(d)	794,400	21,432,912
Media - 1.6%
Central European Media Enterprises Ltd. Class A (a)	966,100	112,048,278
Discovery Holding Co. Class A (a)	4,564,600	114,754,044
EchoStar Communications Corp. Class A (a)	1,287,986	48,582,832
Focus Media Holding Ltd. ADR (a)	83,700	4,754,997
News Corp. Class A	1,878,400	38,488,416
The Walt Disney Co.	2,599,643	83,916,476
The Weinstein Co. II Holdings, LLC Class A-1 (g)	11,499	11,499,000
		414,044,043
Multiline Retail - 0.7%
Kohl's Corp. (a)	1,075,300	49,248,740
Nordstrom, Inc.	573,400	21,060,982
Target Corp.	2,087,000	104,350,000
		174,659,722
Specialty Retail - 1.3%
Gamestop Corp. Class A (a)	1,501,100	93,233,321
Lowe's Companies, Inc.	2,368,800	53,582,256
OfficeMax, Inc.	519,600	10,734,936
PetSmart, Inc.	2,291,200	53,911,936
Tiffany & Co., Inc.	976,100	44,929,883
TJX Companies, Inc.	1,770,652	50,870,832
Zumiez, Inc. (a)(d)	1,033,420	25,174,111
		332,437,275
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc. (a)	995,200	19,257,120
LVMH Moet Hennessy - Louis Vuitton	1,049,500	126,636,020
NIKE, Inc. Class B	1,014,600	65,177,904

	Shares	Value
Ports Design Ltd.	3,209,500	$ 11,196,265
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	1,157,700	50,556,759
		272,824,068
TOTAL CONSUMER DISCRETIONARY		1,734,580,260
CONSUMER STAPLES - 10.3%
Beverages - 3.5%
Coca-Cola Femsa SA de CV sponsored ADR	342,500	16,878,400
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	460,950	19,701,003
Diageo PLC sponsored ADR	376,300	32,297,829
Fomento Economico Mexicano SA de CV sponsored ADR	335,000	12,786,950
Heineken NV (Bearer)	534,500	34,154,550
InBev SA	356,705	29,672,791
Molson Coors Brewing Co. Class B	1,764,100	91,062,842
PepsiCo, Inc.	3,190,762	242,178,836
Pernod Ricard SA	429,700	99,145,171
SABMiller PLC	1,056,300	29,717,729
The Coca-Cola Co.	4,484,009	275,183,632
		882,779,733
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	311,300	21,716,288
CVS Caremark Corp.	5,818,900	231,301,275
Kroger Co.	1,550,000	41,400,500
Rite Aid Corp. (a)	1,860,000	5,189,400
Safeway, Inc.	1,908,600	65,293,206
Sysco Corp.	2,815,000	87,856,150
Walgreen Co.	3,113,800	118,573,504
X5 Retail Group NV GDR (a)(e)	163,200	5,956,800
		577,287,123
Food Products - 1.1%
Dean Foods Co.	1,557,500	40,276,950
Groupe Danone	370,456	33,433,654
Lindt & Spruengli AG	260	9,123,974
Marine Harvest ASA (a)	11,964,000	7,683,202
Nestle SA (Reg.)	275,377	126,122,666
TreeHouse Foods, Inc. (a)	211,927	4,872,202
Unilever NV (NY Shares)	1,565,000	57,059,900
		278,572,548
Household Products - 2.4%
Colgate-Palmolive Co.	1,479,623	115,351,409
Kimberly-Clark Corp.	255,000	17,681,700
Procter & Gamble Co.	6,595,611	484,249,760
		617,282,869
Personal Products - 0.5%
Avon Products, Inc.	3,079,100	121,716,823
Herbalife Ltd.	160,000	6,444,800
		128,161,623
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.5%
British American Tobacco PLC sponsored ADR	1,430,944	$ 112,414,961
Souza Cruz Industria Comerico	712,900	19,548,679
		131,963,640
TOTAL CONSUMER STAPLES		2,616,047,536
ENERGY - 12.0%
Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc. (a)	80,400	8,059,296
Expro International Group PLC	3,759,719	77,165,076
Exterran Holdings, Inc. (a)	467,723	38,259,741
Nabors Industries Ltd. (a)	4,085,900	111,912,801
National Oilwell Varco, Inc. (a)	3,250,354	238,771,005
Subsea 7, Inc. (a)	2,142,000	47,889,042
Transocean, Inc. (a)	1,154,661	165,289,722
		687,346,683
Oil, Gas & Consumable Fuels - 9.3%
Arch Coal, Inc.	3,753,634	168,650,776
Cameco Corp.	1,266,878	50,455,802
Canadian Natural Resources Ltd.	3,212,694	234,691,088
Chesapeake Energy Corp.	3,250,705	127,427,636
Concho Resources, Inc.	341,100	7,030,071
ConocoPhillips	2,928,900	258,621,870
CONSOL Energy, Inc.	1,774,575	126,917,604
EOG Resources, Inc.	1,539,871	137,433,487
EXCO Resources, Inc. (a)	97,000	1,501,560
Exxon Mobil Corp.	158,400	14,840,496
Forest Oil Corp. (a)	731,671	37,198,154
Hess Corp.	589,400	59,446,884
OPTI Canada, Inc. (a)	1,301,700	21,748,498
Peabody Energy Corp.	3,048,700	187,921,868
Petrohawk Energy Corp. (a)	6,690,000	115,803,900
Petroplus Holdings AG	1,264,820	97,877,626
Plains Exploration & Production Co. (a)	1,676,400	90,525,600
Range Resources Corp.	418,385	21,488,254
Southwestern Energy Co. (a)	1,796,800	100,117,696
Tesoro Corp.	1,593,200	75,995,640
Ultra Petroleum Corp. (a)	24,000	1,716,000
Valero Energy Corp.	3,378,749	236,613,792
Western Refining, Inc.	988,139	23,922,845
Williams Companies, Inc.	4,147,200	148,386,816
		2,346,333,963
TOTAL ENERGY		3,033,680,646

	Shares	Value
FINANCIALS - 17.2%
Capital Markets - 2.7%
Bank of New York Mellon Corp.	5,392,082	$ 262,917,918
Charles Schwab Corp.	5,751,522	146,951,387
Janus Capital Group, Inc.	2,972,847	97,658,024
Lehman Brothers Holdings, Inc.	2,539,652	166,194,827
T. Rowe Price Group, Inc.	80,240	4,885,011
		678,607,167
Commercial Banks - 1.0%
Sumitomo Mitsui Financial Group, Inc.	33,647	249,443,712
Diversified Financial Services - 2.1%
Citigroup, Inc.	6,647,947	195,715,560
CME Group, Inc.	203,906	139,879,516
Guaranty Financial Group, Inc. (a)	312,066	4,993,056
JPMorgan Chase & Co.	4,501,087	196,472,448
		537,060,580
Insurance - 9.8%
ACE Ltd.	2,870,200	177,320,956
Allianz AG sponsored ADR	4,321,000	91,821,250
American International Group, Inc.	10,490,914	611,620,286
Assicurazioni Generali SpA	2,400,000	108,579,360
Berkshire Hathaway, Inc. Class A (a)	2,934	415,454,400
Catlin Group Ltd.	6,299,940	47,940,247
Everest Re Group Ltd.	541,880	54,404,752
MetLife, Inc.	2,967,666	182,867,579
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	539,200	104,611,614
National Financial Partners Corp.	1,000,000	45,610,000
PartnerRe Ltd.	1,357,700	112,050,981
Principal Financial Group, Inc.	1,302,915	89,692,669
Prudential Financial, Inc.	2,095,666	194,980,765
Sony Financial Holdings, Inc.	35,482	135,863,455
The Chubb Corp.	2,152,047	117,458,725
		2,490,277,039
Real Estate Management & Development - 0.0%
Forestar Real Estate Group, Inc. (a)	312,066	7,361,637
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	6,655,687	266,094,366
New York Community Bancorp, Inc.	7,133,500	125,406,930
		391,501,296
TOTAL FINANCIALS		4,354,251,431
HEALTH CARE - 11.4%
Biotechnology - 1.3%
Amgen, Inc. (a)	900,000	41,796,000
Biogen Idec, Inc. (a)	606,200	34,504,904
Celgene Corp. (a)	304,346	14,063,829
Cephalon, Inc. (a)	250,800	17,997,408
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
CSL Ltd.	1,241,878	$ 39,550,988
Genentech, Inc. (a)	1,052,469	70,589,096
Genzyme Corp. (a)	350,000	26,054,000
Gilead Sciences, Inc. (a)	1,726,906	79,454,945
		324,011,170
Health Care Equipment & Supplies - 2.8%
Alcon, Inc.	788,289	112,756,859
Baxter International, Inc.	1,858,700	107,897,535
Becton, Dickinson & Co.	1,824,960	152,530,157
Boston Scientific Corp. (a)	2,300,000	26,749,000
C.R. Bard, Inc.	1,192,092	113,010,322
China Medical Technologies, Inc. sponsored ADR (d)	125,000	5,548,750
Covidien Ltd.	1,637,616	72,530,013
Gen-Probe, Inc. (a)	417,075	26,246,530
Inverness Medical Innovations, Inc. (a)	102,100	5,735,978
Mindray Medical International Ltd. sponsored ADR	210,400	9,040,888
NuVasive, Inc. (a)	330,637	13,066,774
Smith & Nephew PLC	917,200	10,533,125
St. Jude Medical, Inc. (a)	1,264,052	51,371,073
		707,017,004
Health Care Providers & Services - 2.3%
Community Health Systems, Inc. (a)	150,900	5,562,174
Express Scripts, Inc. (a)	775,000	56,575,000
Health Net, Inc. (a)	639,300	30,878,190
HealthSouth Corp. (a)	190,988	4,010,748
Henry Schein, Inc. (a)	504,149	30,954,749
Humana, Inc. (a)	1,519,657	114,445,369
McKesson Corp.	923,200	60,478,832
Medco Health Solutions, Inc. (a)	891,046	90,352,064
Tenet Healthcare Corp. (a)	3,486,370	17,710,760
UnitedHealth Group, Inc.	2,716,111	158,077,660
Universal Health Services, Inc. Class B	500,000	25,600,000
		594,645,546
Health Care Technology - 0.2%
HLTH Corp. (a)	3,418,912	45,813,421
MedAssets, Inc.	399,800	9,571,212
		55,384,633
Life Sciences Tools & Services - 0.6%
Applera Corp. - Applied Biosystems Group	1,403,900	47,620,288
Pharmaceutical Product Development, Inc.	400,000	16,148,000
QIAGEN NV (a)	2,670,001	56,203,521
Waters Corp. (a)	485,839	38,415,290
		158,387,099

	Shares	Value
Pharmaceuticals - 4.2%
Abbott Laboratories	3,646,317	$ 204,740,700
Allergan, Inc.	1,475,606	94,792,929
Barr Pharmaceuticals, Inc. (a)	150,000	7,965,000
Johnson & Johnson	1,972,100	131,539,070
Merck & Co., Inc.	5,077,250	295,038,998
Novo Nordisk AS Series B	569,000	37,306,364
Pfizer, Inc.	3,106,400	70,608,472
Schering-Plough Corp.	2,739,838	72,989,284
Wyeth	3,040,600	134,364,114
XenoPort, Inc. (a)	136,202	7,610,968
		1,056,955,899
TOTAL HEALTH CARE		2,896,401,351
INDUSTRIALS - 11.7%
Aerospace & Defense - 3.2%
General Dynamics Corp.	1,802,246	160,381,872
Honeywell International, Inc.	3,639,900	224,108,643
Lockheed Martin Corp.	1,933,287	203,497,790
Raytheon Co.	2,117,300	128,520,110
The Boeing Co.	1,088,526	95,202,484
		811,710,899
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc. (d)	2,423,301	131,149,050
Commercial Services & Supplies - 0.6%
Intermap Technologies Corp. (a)	535,000	5,653,968
Stericycle, Inc. (a)	2,432,300	144,478,620
		150,132,588
Construction & Engineering - 1.1%
Fluor Corp.	857,500	124,954,900
Jacobs Engineering Group, Inc. (a)	1,627,038	155,561,103
		280,516,003
Electrical Equipment - 3.3%
ABB Ltd. sponsored ADR	7,384,300	212,667,840
Alstom SA	786,300	168,686,355
Q-Cells AG (a)(d)	1,108,244	157,855,439
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	2,695,100	221,860,632
Vestas Wind Systems AS (a)	717,200	77,482,782
		838,553,048
Industrial Conglomerates - 1.5%
General Electric Co.	3,169,967	117,510,677
Siemens AG sponsored ADR	1,560,100	245,497,336
		363,008,013
Machinery - 1.5%
Danaher Corp.	2,399,150	210,501,421
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Eaton Corp.	893,200	$ 86,595,740
Sulzer AG (Reg.)	51,682	75,929,171
		373,026,332
TOTAL INDUSTRIALS		2,948,095,933
INFORMATION TECHNOLOGY - 16.8%
Communications Equipment - 1.9%
Aruba Networks, Inc.	1,541,995	22,991,145
Ciena Corp. (a)	2,349,746	80,149,836
Cisco Systems, Inc. (a)	8,701,200	235,541,484
Juniper Networks, Inc. (a)	1,255,000	41,666,000
Sycamore Networks, Inc. (a)	5,642,427	21,666,920
Tellabs, Inc. (a)	11,551,939	75,549,681
		477,565,066
Computers & Peripherals - 2.4%
Apple, Inc. (a)	97,435	19,299,925
Hewlett-Packard Co.	11,633,364	587,252,215
		606,552,140
Electronic Equipment & Instruments - 0.0%
SMART Modular Technologies (WWH), Inc. (a)	946,260	9,632,927
Internet Software & Services - 1.7%
Akamai Technologies, Inc. (a)	392,709	13,587,731
Google, Inc. Class A (sub. vtg.) (a)	451,300	312,064,924
VistaPrint Ltd. (a)	1,046,640	44,848,524
Yahoo!, Inc. (a)	2,523,700	58,701,262
		429,202,441
Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	3,625,000	114,912,500
Broadcom Corp. Class A (a)	5,196,200	135,828,668
Cirrus Logic, Inc. (a)	4,299,371	22,700,679
Credence Systems Corp. (a)	2,288,472	5,538,102
Epistar Corp.	3,250,000	13,930,003
Intel Corp.	15,675,000	417,895,500
MediaTek, Inc.	527,050	6,842,061
Microchip Technology, Inc.	3,065,700	96,324,294
PMC-Sierra, Inc. (a)	3,691,307	24,141,148
Standard Microsystems Corp. (a)	138,699	5,418,970
Teradyne, Inc. (a)	3,021,214	31,239,353
		874,771,278
Software - 7.3%
Activision, Inc. (a)	5,517,502	163,869,809
Citrix Systems, Inc. (a)	650,000	24,706,500
Electronic Arts, Inc. (a)	2,730,000	159,459,300
Gameloft (a)	1,076,953	9,430,231
Microsoft Corp.	26,479,200	942,659,517

	Shares	Value
Nintendo Co. Ltd.	774,800	$ 458,991,495
Ubisoft Entertainment SA (a)	987,956	100,163,443
		1,859,280,295
TOTAL INFORMATION TECHNOLOGY		4,257,004,147
MATERIALS - 3.3%
Chemicals - 1.9%
Agrium, Inc.	497,500	35,887,298
Albemarle Corp.	597,600	24,651,000
Ecolab, Inc.	1,259,961	64,522,603
Monsanto Co.	2,499,735	279,195,402
Praxair, Inc.	678,732	60,210,316
		464,466,619
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	348,600	8,941,590
Temple-Inland, Inc.	936,200	19,519,770
		28,461,360
Metals & Mining - 1.3%
AK Steel Holding Corp. (a)	966,100	44,672,464
Alcoa, Inc.	1,695,100	61,955,905
Allegheny Technologies, Inc.	762,181	65,852,438
ArcelorMittal SA (NY Reg.) Class A	456,771	35,331,237
Freeport-McMoRan Copper & Gold, Inc. Class B	163,300	16,728,452
Ivanhoe Mines Ltd. (a)	1,936,100	21,045,624
Kinross Gold Corp. (a)	1,292,515	23,806,577
Newcrest Mining Ltd.	736,559	21,354,532
Novamerican Steel, Inc.	148,500	640,035
Novamerican Steel, Inc. warrants 3/7/11 (a)	148,500	148,500
Steel Dynamics, Inc.	454,100	27,050,737
Titanium Metals Corp.	655,112	17,327,712
		335,914,213
TOTAL MATERIALS		828,842,192
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	8,839,016	367,349,505
Embarq Corp.	288,600	14,294,358
Qwest Communications International, Inc.	3,871,200	27,137,112
Verizon Communications, Inc.	4,364,800	190,698,112
		599,479,087
Wireless Telecommunication Services - 1.7%
America Movil SAB de CV Series L sponsored ADR	1,788,300	109,783,737
American Tower Corp. Class A (a)	2,864,495	122,027,487
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Clearwire Corp. (d)	3,594,459	$ 49,280,033
Vodafone Group PLC sponsored ADR	3,916,400	146,160,048
		427,251,305
TOTAL TELECOMMUNICATION SERVICES		1,026,730,392
UTILITIES - 3.5%
Electric Utilities - 1.9%
Allegheny Energy, Inc.	2,141,500	136,220,815
American Electric Power Co., Inc.	1,539,300	71,669,808
Entergy Corp.	1,185,100	141,643,152
PPL Corp.	2,526,200	131,589,758
		481,123,533
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	126,000	2,695,140
Constellation Energy Group, Inc.	1,339,615	137,350,726
NRG Energy, Inc. (a)	107,400	4,654,716
		144,700,582
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	7,623,700	130,593,981
OGE Energy Corp.	375,766	13,636,548
Wisconsin Energy Corp.	2,114,700	103,007,037
Xcel Energy, Inc.	773,400	17,455,638
		264,693,204
TOTAL UTILITIES		890,517,319
TOTAL COMMON STOCKS (Cost $22,059,457,207)		24,586,151,207
Convertible Preferred Stocks - 0.0%

HEALTH CARE - 0.0%
Biotechnology - 0.0%
Fluidigm Corp. (g)	1,378,965	5,515,860
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,515,860)		5,515,860
U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 2.98% to 3.06% 2/21/08 to 3/20/08 (f) (Cost $8,851,888)	$ 8,900,000	8,853,066
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	666,352,909	$ 666,352,909
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	105,461,075	105,461,075
TOTAL MONEY MARKET FUNDS (Cost $771,813,984)		771,813,984
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $22,845,638,939)		25,372,334,117
NET OTHER ASSETS - (0.3)%		(85,143,807)
NET ASSETS - 100%		$ 25,287,190,310
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2,289 S&P 500 E-Mini Index Contracts	March 2008	$ 169,065,540	$ (2,179,492)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,956,800 or 0.0% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,350,211.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,014,860 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07	$ 5,515,860
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 111,502,661
Fidelity Securities Lending Cash Central Fund	3,839,527
Total	$ 115,342,188
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.8%
Japan	3.3%
Switzerland	2.6%
Germany	2.4%
France	2.1%
Cayman Islands	2.0%
Bermuda	1.7%
Canada	1.6%
United Kingdom	1.5%
Others (individually less than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $102,180,074) - See accompanying schedule: Unaffiliated issuers (cost $22,073,824,955)	$ 24,600,520,133
Fidelity Central Funds (cost $771,813,984)	771,813,984
Total Investments (cost $22,845,638,939)		$ 25,372,334,117
Foreign currency held at value (cost $627,366)		627,652
Receivable for investments sold		126,708,482
Receivable for fund shares sold		16,333,096
Dividends receivable		18,323,650
Distributions receivable from Fidelity Central Funds		3,248,560
Prepaid expenses		79,590
Other receivables		1,369,871
Total assets		25,539,025,018

Liabilities
Payable to custodian bank	$ 26,638
Payable for investments purchased	102,473,230
Payable for fund shares redeemed	26,421,188
Accrued management fee	11,667,462
Distribution fees payable	2,178,140
Payable for daily variation on futures contracts	949,935
Other affiliated payables	1,594,813
Other payables and accrued expenses	1,062,227
Collateral on securities loaned, at value	105,461,075
Total liabilities		251,834,708

Net Assets		$ 25,287,190,310
Net Assets consist of:
Paid in capital		$ 22,293,350,569
Undistributed net investment income		5,432,508
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		463,777,303
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,524,629,930
Net Assets		$ 25,287,190,310

Statement of Assets and Liabilities - continued

December 31, 2007
Initial Class: Net Asset Value, offering price and redemption price per share ($12,371,008,953 ÷ 443,348,202 shares)	$ 27.90

Service Class: Net Asset Value, offering price and redemption price per share ($3,008,643,600÷ 108,240,468 shares)	$ 27.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($9,339,663,371÷ 340,092,699 shares)	$ 27.46

Service Class 2R: Net Asset Value, offering price and redemption price per share ($35,606,481 ÷ 1,301,728 shares)	$ 27.35

Investor Class: Net Asset Value, offering price and redemption price per share ($532,267,905 ÷ 19,132,896 shares)	$ 27.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007
Investment Income
Dividends		$ 261,830,158
Interest		1,114,022
Income from Fidelity Central Funds		115,342,188
Total income		378,286,368

Expenses
Management fee	$ 128,749,240
Transfer agent fees	15,743,242
Distribution fees	22,363,849
Accounting and security lending fees	1,875,637
Custodian fees and expenses	1,000,456
Independent trustees' compensation	78,610
Appreciation in deferred trustee compensation account	149
Registration fees	18,981
Audit	170,656
Legal	181,482
Interest	45,467
Miscellaneous	1,780,335
Total expenses before reductions	172,008,104
Expense reductions	(1,652,551)	170,355,553
Net investment income (loss)		207,930,815
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,178,942)	6,294,939,346
Foreign currency transactions	(1,494,578)
Futures contracts	(591,823)
Total net realized gain (loss)		6,292,852,945
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $74,390)	(2,805,334,479)
Assets and liabilities in foreign currencies	84,315
Futures contracts	(2,179,492)
Total change in net unrealized appreciation (depreciation)		(2,807,429,656)
Net gain (loss)		3,485,423,289
Net increase (decrease) in net assets resulting from operations		$ 3,693,354,104

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 207,930,815	$ 146,490,296
Net realized gain (loss)	6,292,852,945	1,751,707,257
Change in net unrealized appreciation (depreciation)	(2,807,429,656)	204,105,274
Net increase (decrease) in net assets resulting from operations	3,693,354,104	2,102,302,827
Distributions to shareholders from net investment income	(205,774,191)	(229,158,054)
Distributions to shareholders from net realized gain	(6,071,525,358)	(1,647,656,034)
Total distributions	(6,277,299,549)	(1,876,814,088)
Share transactions - net increase (decrease)	6,980,890,493	3,705,781,627
Redemption fees	16,524	9,940
Total increase (decrease) in net assets	4,396,961,572	3,931,280,306

Net Assets
Beginning of period	20,890,228,738	16,958,948,432
End of period (including undistributed net investment income of $5,432,508 and undistributed net investment income of $567,221, respectively)	$ 25,287,190,310	$ 20,890,228,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.47	$ 31.03	$ 26.62	$ 23.13	$ 18.10
Income from Investment Operations
Net investment income (loss) C	.34	.27	.18	.08	.07
Net realized and unrealized gain (loss)	5.17	3.30	4.32	3.49	5.05
Total from investment operations	5.51	3.57	4.50	3.57	5.12
Distributions from net investment income	(.33)	(.42)	(.08)	(.08)	(.09)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	-	-
Total distributions	(9.08)	(3.13)	(.09) H	(.08)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 27.90	$ 31.47	$ 31.03	$ 26.62	$ 23.13
Total Return A, B	17.59%	11.72%	16.94%	15.48%	28.46%
Ratios to Average Net Assets D, F
Expenses before reductions	.65%	.66%	.66%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.66%	.66%	.68%	.67%
Expenses net of all reductions	.64%	.65%	.64%	.66%	.65%
Net investment income (loss)	1.00%	.85%	.66%	.35%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,371,009	$ 11,595,588	$ 11,099,527	$ 9,127,616	$ 7,665,424
Portfolio turnover rate E	134%	75%	60%	64%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.38	$ 30.93	$ 26.53	$ 23.06	$ 18.04
Income from Investment Operations
Net investment income (loss) C	.30	.24	.16	.06	.05
Net realized and unrealized gain (loss)	5.16	3.28	4.30	3.47	5.04
Total from investment operations	5.46	3.52	4.46	3.53	5.09
Distributions from net investment income	(.29)	(.36)	(.06)	(.06)	(.07)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	-	-
Total distributions	(9.04)	(3.07)	(.06) H	(.06)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 27.80	$ 31.38	$ 30.93	$ 26.53	$ 23.06
Total Return A, B	17.51%	11.59%	16.85%	15.34%	28.35%
Ratios to Average Net Assets D, F
Expenses before reductions	.75%	.76%	.76%	.78%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.78%	.77%
Expenses net of all reductions	.74%	.75%	.74%	.76%	.75%
Net investment income (loss)	.90%	.75%	.56%	.25%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,008,644	$ 2,766,343	$ 2,503,244	$ 2,111,969	$ 1,695,467
Portfolio turnover rate E	134%	75%	60%	64%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.11	$ 30.69	$ 26.35	$ 22.93	$ 17.95
Income from Investment Operations
Net investment income (loss) C	.25	.19	.11	.02	.02
Net realized and unrealized gain (loss)	5.11	3.26	4.27	3.45	5.02
Total from investment operations	5.36	3.45	4.38	3.47	5.04
Distributions from net investment income	(.26)	(.32)	(.04)	(.05)	(.06)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	-	-
Total distributions	(9.01)	(3.03)	(.04) H	(.05)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 27.46	$ 31.11	$ 30.69	$ 26.35	$ 22.93
Total Return A, B	17.30%	11.43%	16.65%	15.16%	28.20%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.91%	.91%	.93%	.93%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.93%	.93%
Expenses net of all reductions	.89%	.90%	.89%	.91%	.90%
Net investment income (loss)	.75%	.60%	.40%	.10%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,339,663	$ 6,185,595	$ 3,247,909	$ 1,638,617	$ 910,341
Portfolio turnover rate E	134%	75%	60%	64%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.02	$ 30.61	$ 26.29	$ 22.90	$ 17.95
Income from Investment Operations
Net investment income (loss) C	.25	.19	.11	.02	.02
Net realized and unrealized gain (loss)	5.09	3.25	4.27	3.44	5.01
Total from investment operations	5.34	3.44	4.38	3.46	5.03
Distributions from net investment income	(.26)	(.32)	(.05)	(.07)	(.08)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	-	-
Total distributions	(9.01)	(3.03)	(.06) H	(.07)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 27.35	$ 31.02	$ 30.61	$ 26.29	$ 22.90
Total Return A, B	17.30%	11.43%	16.67%	15.15%	28.18%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.91%	.91%	.93%	.93%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.93%	.93%
Expenses net of all reductions	.89%	.90%	.89%	.91%	.90%
Net investment income (loss)	.75%	.60%	.39%	.10%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,606	$ 26,707	$ 19,596	$ 7,088	$ 2,705
Portfolio turnover rate E	134%	75%	60%	64%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.41	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.30	.23	.06
Net realized and unrealized gain (loss)	5.16	3.30	2.60
Total from investment operations	5.46	3.53	2.66
Distributions from net investment income	(.30)	(.41)	-
Distributions from net realized gain	(8.75)	(2.71)	-
Total distributions	(9.05)	(3.12)	-
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 27.82	$ 31.41	$ 31.00
Total Return B, C, D	17.47%	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.76%	.78%	.83% A
Expenses net of fee waivers, if any	.76%	.78%	.83% A
Expenses net of all reductions	.75%	.78%	.81% A
Net investment income (loss)	.89%	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 532,268	$ 315,995	$ 88,673
Portfolio turnover rate G	134%	75%	60%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,398,156,886
Unrealized depreciation	(997,153,724)
Net unrealized appreciation (depreciation)	2,401,003,162
Undistributed ordinary income	22,277,555
Undistributed long-term capital gain	570,775,931

Cost for federal income tax purposes	$ 22,971,330,955

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 1,317,891,333	$ 235,296,251
Long-term Capital Gains	4,959,408,216	1,641,517,837
Total	$ 6,277,299,549	$ 1,876,814,088

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $30,222,176,070 and $28,198,977,157, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,896,698
Service Class 2	19,392,323
Service Class 2R	74,828
$ 22,363,849

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 7,903,660
Service Class	1,917,787
Service Class 2	5,136,763
Service Class 2R	19,683
Investor Class	765,349
$ 15,743,242

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $260,516 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $45,795 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,839,527.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $80,711,000. The weighted average interest rate was 5.07%. The interest expense amounted to $45,467 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,598,391 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $49,466.

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 26% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 111,417,608	$ 146,412,812
Service Class	24,318,080	29,683,368
Service Class 2	65,476,768	49,971,081
Service Class 2R	262,843	245,916
Investor Class	4,298,892	2,844,877
Total	$ 205,774,191	$ 229,158,054
From net realized gain
Initial Class	$ 2,975,569,660	$ 927,845,241
Service Class	726,713,446	220,821,983
Service Class 2	2,234,968,989	473,395,695
Service Class 2R	8,871,324	2,188,301
Investor Class	125,401,939	23,404,814
Total	$ 6,071,525,358	$ 1,647,656,034

Annual Report

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	17,478,838	23,200,996	$ 594,284,099	$ 746,513,275
Reinvestment of distributions	109,587,502	34,412,463	3,086,987,268	1,074,258,053
Shares redeemed	(52,177,578)	(46,859,093)	(1,746,106,450)	(1,506,940,332)
Net increase (decrease)	74,888,762	10,754,366	$ 1,935,164,917	$ 313,830,996
Service Class
Shares sold	6,710,212	9,488,905	$ 225,338,266	$ 303,267,019
Reinvestment of distributions	26,766,756	8,047,385	751,031,526	250,505,351
Shares redeemed	(13,390,785)	(10,323,424)	(448,909,951)	(329,969,678)
Net increase (decrease)	20,086,183	7,212,866	$ 527,459,841	$ 223,802,692
Service Class 2
Shares sold	83,177,998	88,990,838	$ 2,766,576,376	$ 2,818,476,660
Reinvestment of distributions	83,070,567	16,948,766	2,300,445,756	523,366,776
Shares redeemed	(24,985,477)	(12,941,192)	(841,364,996)	(410,406,086)
Net increase (decrease)	141,263,088	92,998,412	$ 4,225,657,136	$ 2,931,437,350
Service Class 2R
Shares sold	417,603	392,552	$ 14,264,062	$ 12,396,986
Reinvestment of distributions	331,032	79,071	9,134,167	2,434,217
Shares redeemed	(307,879)	(250,898)	(9,961,471)	(7,851,502)
Net increase (decrease)	440,756	220,725	$ 13,436,758	$ 6,979,701
Investor Class
Shares sold	4,942,578	6,562,505	$ 166,133,204	$ 210,043,156
Reinvestment of distributions	4,625,172	842,134	129,700,832	26,249,690
Shares redeemed	(495,596)	(203,925)	(16,662,195)	(6,561,958)
Net increase (decrease)	9,072,154	7,200,714	$ 279,171,841	$ 229,730,888

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Contrafund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Contrafund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of VIP Contrafund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Contrafund. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present), and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Contrafund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Contrafund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Contrafund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Contrafund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Contrafund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP II Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income.

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/08/08	02/08/08	$0.005	$0.65
Service Class	02/08/08	02/08/08	$0.005	$0.65
Service Class 2	02/08/08	02/08/08	$0.005	$0.65
Investor Class	02/08/08	02/08/08	$0.005	$0.65

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $5,260,987,931, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 8% and 14%; Service Class designates 8% and 14%; Service Class 2 designates 8% and 15%; and Investor Class designates 8% and 14% of the dividends distributed in February 2007 and December 2007, respectively, as qualifying for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0208
1.540131.110

Fidelity® Variable Insurance Products:
Contrafund® Portfolio - Service Class 2R

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site a http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Service Class 2RA	17.30%	17.61%	10.35%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Service Class 2R on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Danoff, who was Portfolio Manager of VIP Contrafund Portfolio through October 25, 2007, and Robert Stansky, who thereafter began overseeing the portfolio as Head of Fidelity's Multi-Manager Group

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

VIP Contrafund's return for the year was more than triple that of the S&P 500 index. (For specific portfolio performance results, please refer to the performance section of this report.) During the time that Will managed the fund, its healthy outperformance versus the index was driven by three main factors: its growth stock bias during a period when growth outpaced value by more than 10 percentage points; extremely productive stock selection, especially in the technology sector; and astute industry positioning by avoiding the most-toxic areas of the weak financials group. The fund's three top relative contributors - leading competitors in the strong Internet and wireless markets - were consumer electronics giant Apple, Internet search engine Google and Research In Motion, a Canada-based out-of-index holding whose popular BlackBerry brand dominates the wireless messaging market. The RIM position was sold to nail down profits. Also making sizable contributions were such stocks as America Movil, a leading wireless provider in Mexico, and German solar company Q-Cells. Relative performance was tempered by a large stake in biopharmaceuticals firm Genentech, which stumbled on market worries about delays in its product pipeline. Performance also suffered from holding no stake or only minimal stakes in some of the S&P 500's best-performing stocks, including such names as integrated oil companies Exxon Mobil and Chevron.

In late October, management of the fund transitioned from Will to a new Multi-Manager Group, overseen by Bob. The Group comprises eight co-managers who run dedicated sleeves representing the 10 sectors included in the benchmark S&P 500 index. Consistent with the Multi-Manager Group's mandate, the fund's assets were reallocated into a roughly sector-neutral positioning versus the benchmark, with the expectation that the co-managers will focus on generating excess returns through stock picking in their respective sectors. During the abbreviated period from late October through year-end, the Multi-Manager Group's results made a small positive contribution to the fund's overall performance versus the index, thanks to astute stock selection by the sector co-managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,079.00	$ 3.35
Hypothetical A	$ 1,000.00	$ 1,021.98	$ 3.26
Service Class
Actual	$ 1,000.00	$ 1,078.60	$ 3.88
Hypothetical A	$ 1,000.00	$ 1,021.48	$ 3.77
Service Class 2
Actual	$ 1,000.00	$ 1,077.50	$ 4.66
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.53
Service Class 2R
Actual	$ 1,000.00	$ 1,077.50	$ 4.66
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.53
Investor Class
Actual	$ 1,000.00	$ 1,078.30	$ 3.98
Hypothetical A	$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.64%
Service Class	.74%
Service Class 2.89%
Service Class 2R	.89%
Investor Class	.76%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.7	0.0
American International Group, Inc.	2.4	0.9
Hewlett-Packard Co.	2.3	2.7
Procter & Gamble Co.	1.9	1.9
Nintendo Co. Ltd.	1.8	0.2
Intel Corp.	1.7	0.0
Berkshire Hathaway, Inc. Class A	1.6	2.5
AT&T, Inc.	1.4	2.0
Google, Inc. Class A (sub. vtg.)	1.2	4.3
Merck & Co., Inc.	1.2	1.1
	19.2
Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.2	14.4
Information Technology	16.8	19.9
Energy	12.0	10.0
Industrials	11.7	7.8
Health Care	11.4	10.5
Consumer Staples	10.3	6.2
Consumer Discretionary	6.9	7.8
Telecommunication Services	4.1	6.2
Utilities	3.5	0.8
Materials	3.3	5.1
Asset Allocation (% of fund's net assets)
As of December 31, 2007 *		As of June 30, 2007 **
	Stocks and Equity Futures 97.9%		Stocks and Equity Futures 88.7%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 11.3%
* Foreign investments	20.2%	** Foreign investments	23.1%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 6.9%
Auto Components - 0.6%
Gentex Corp.	2,316,000	$ 41,155,320
Johnson Controls, Inc.	3,126,200	112,668,248
		153,823,568
Distributors - 0.3%
Li & Fung Ltd.	15,772,000	63,718,306
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	770,500	62,094,595
Hotels, Restaurants & Leisure - 1.0%
Ctrip.com International Ltd. sponsored ADR	51,600	2,965,452
Life Time Fitness, Inc. (a)(d)	822,200	40,846,896
McDonald's Corp.	3,322,584	195,733,423
		239,545,771
Internet & Catalog Retail - 0.1%
NutriSystem, Inc. (a)(d)	794,400	21,432,912
Media - 1.6%
Central European Media Enterprises Ltd. Class A (a)	966,100	112,048,278
Discovery Holding Co. Class A (a)	4,564,600	114,754,044
EchoStar Communications Corp. Class A (a)	1,287,986	48,582,832
Focus Media Holding Ltd. ADR (a)	83,700	4,754,997
News Corp. Class A	1,878,400	38,488,416
The Walt Disney Co.	2,599,643	83,916,476
The Weinstein Co. II Holdings, LLC Class A-1 (g)	11,499	11,499,000
		414,044,043
Multiline Retail - 0.7%
Kohl's Corp. (a)	1,075,300	49,248,740
Nordstrom, Inc.	573,400	21,060,982
Target Corp.	2,087,000	104,350,000
		174,659,722
Specialty Retail - 1.3%
Gamestop Corp. Class A (a)	1,501,100	93,233,321
Lowe's Companies, Inc.	2,368,800	53,582,256
OfficeMax, Inc.	519,600	10,734,936
PetSmart, Inc.	2,291,200	53,911,936
Tiffany & Co., Inc.	976,100	44,929,883
TJX Companies, Inc.	1,770,652	50,870,832
Zumiez, Inc. (a)(d)	1,033,420	25,174,111
		332,437,275
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc. (a)	995,200	19,257,120
LVMH Moet Hennessy - Louis Vuitton	1,049,500	126,636,020
NIKE, Inc. Class B	1,014,600	65,177,904

	Shares	Value
Ports Design Ltd.	3,209,500	$ 11,196,265
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	1,157,700	50,556,759
		272,824,068
TOTAL CONSUMER DISCRETIONARY		1,734,580,260
CONSUMER STAPLES - 10.3%
Beverages - 3.5%
Coca-Cola Femsa SA de CV sponsored ADR	342,500	16,878,400
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	460,950	19,701,003
Diageo PLC sponsored ADR	376,300	32,297,829
Fomento Economico Mexicano SA de CV sponsored ADR	335,000	12,786,950
Heineken NV (Bearer)	534,500	34,154,550
InBev SA	356,705	29,672,791
Molson Coors Brewing Co. Class B	1,764,100	91,062,842
PepsiCo, Inc.	3,190,762	242,178,836
Pernod Ricard SA	429,700	99,145,171
SABMiller PLC	1,056,300	29,717,729
The Coca-Cola Co.	4,484,009	275,183,632
		882,779,733
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	311,300	21,716,288
CVS Caremark Corp.	5,818,900	231,301,275
Kroger Co.	1,550,000	41,400,500
Rite Aid Corp. (a)	1,860,000	5,189,400
Safeway, Inc.	1,908,600	65,293,206
Sysco Corp.	2,815,000	87,856,150
Walgreen Co.	3,113,800	118,573,504
X5 Retail Group NV GDR (a)(e)	163,200	5,956,800
		577,287,123
Food Products - 1.1%
Dean Foods Co.	1,557,500	40,276,950
Groupe Danone	370,456	33,433,654
Lindt & Spruengli AG	260	9,123,974
Marine Harvest ASA (a)	11,964,000	7,683,202
Nestle SA (Reg.)	275,377	126,122,666
TreeHouse Foods, Inc. (a)	211,927	4,872,202
Unilever NV (NY Shares)	1,565,000	57,059,900
		278,572,548
Household Products - 2.4%
Colgate-Palmolive Co.	1,479,623	115,351,409
Kimberly-Clark Corp.	255,000	17,681,700
Procter & Gamble Co.	6,595,611	484,249,760
		617,282,869
Personal Products - 0.5%
Avon Products, Inc.	3,079,100	121,716,823
Herbalife Ltd.	160,000	6,444,800
		128,161,623
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.5%
British American Tobacco PLC sponsored ADR	1,430,944	$ 112,414,961
Souza Cruz Industria Comerico	712,900	19,548,679
		131,963,640
TOTAL CONSUMER STAPLES		2,616,047,536
ENERGY - 12.0%
Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc. (a)	80,400	8,059,296
Expro International Group PLC	3,759,719	77,165,076
Exterran Holdings, Inc. (a)	467,723	38,259,741
Nabors Industries Ltd. (a)	4,085,900	111,912,801
National Oilwell Varco, Inc. (a)	3,250,354	238,771,005
Subsea 7, Inc. (a)	2,142,000	47,889,042
Transocean, Inc. (a)	1,154,661	165,289,722
		687,346,683
Oil, Gas & Consumable Fuels - 9.3%
Arch Coal, Inc.	3,753,634	168,650,776
Cameco Corp.	1,266,878	50,455,802
Canadian Natural Resources Ltd.	3,212,694	234,691,088
Chesapeake Energy Corp.	3,250,705	127,427,636
Concho Resources, Inc.	341,100	7,030,071
ConocoPhillips	2,928,900	258,621,870
CONSOL Energy, Inc.	1,774,575	126,917,604
EOG Resources, Inc.	1,539,871	137,433,487
EXCO Resources, Inc. (a)	97,000	1,501,560
Exxon Mobil Corp.	158,400	14,840,496
Forest Oil Corp. (a)	731,671	37,198,154
Hess Corp.	589,400	59,446,884
OPTI Canada, Inc. (a)	1,301,700	21,748,498
Peabody Energy Corp.	3,048,700	187,921,868
Petrohawk Energy Corp. (a)	6,690,000	115,803,900
Petroplus Holdings AG	1,264,820	97,877,626
Plains Exploration & Production Co. (a)	1,676,400	90,525,600
Range Resources Corp.	418,385	21,488,254
Southwestern Energy Co. (a)	1,796,800	100,117,696
Tesoro Corp.	1,593,200	75,995,640
Ultra Petroleum Corp. (a)	24,000	1,716,000
Valero Energy Corp.	3,378,749	236,613,792
Western Refining, Inc.	988,139	23,922,845
Williams Companies, Inc.	4,147,200	148,386,816
		2,346,333,963
TOTAL ENERGY		3,033,680,646

	Shares	Value
FINANCIALS - 17.2%
Capital Markets - 2.7%
Bank of New York Mellon Corp.	5,392,082	$ 262,917,918
Charles Schwab Corp.	5,751,522	146,951,387
Janus Capital Group, Inc.	2,972,847	97,658,024
Lehman Brothers Holdings, Inc.	2,539,652	166,194,827
T. Rowe Price Group, Inc.	80,240	4,885,011
		678,607,167
Commercial Banks - 1.0%
Sumitomo Mitsui Financial Group, Inc.	33,647	249,443,712
Diversified Financial Services - 2.1%
Citigroup, Inc.	6,647,947	195,715,560
CME Group, Inc.	203,906	139,879,516
Guaranty Financial Group, Inc. (a)	312,066	4,993,056
JPMorgan Chase & Co.	4,501,087	196,472,448
		537,060,580
Insurance - 9.8%
ACE Ltd.	2,870,200	177,320,956
Allianz AG sponsored ADR	4,321,000	91,821,250
American International Group, Inc.	10,490,914	611,620,286
Assicurazioni Generali SpA	2,400,000	108,579,360
Berkshire Hathaway, Inc. Class A (a)	2,934	415,454,400
Catlin Group Ltd.	6,299,940	47,940,247
Everest Re Group Ltd.	541,880	54,404,752
MetLife, Inc.	2,967,666	182,867,579
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	539,200	104,611,614
National Financial Partners Corp.	1,000,000	45,610,000
PartnerRe Ltd.	1,357,700	112,050,981
Principal Financial Group, Inc.	1,302,915	89,692,669
Prudential Financial, Inc.	2,095,666	194,980,765
Sony Financial Holdings, Inc.	35,482	135,863,455
The Chubb Corp.	2,152,047	117,458,725
		2,490,277,039
Real Estate Management & Development - 0.0%
Forestar Real Estate Group, Inc. (a)	312,066	7,361,637
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	6,655,687	266,094,366
New York Community Bancorp, Inc.	7,133,500	125,406,930
		391,501,296
TOTAL FINANCIALS		4,354,251,431
HEALTH CARE - 11.4%
Biotechnology - 1.3%
Amgen, Inc. (a)	900,000	41,796,000
Biogen Idec, Inc. (a)	606,200	34,504,904
Celgene Corp. (a)	304,346	14,063,829
Cephalon, Inc. (a)	250,800	17,997,408
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
CSL Ltd.	1,241,878	$ 39,550,988
Genentech, Inc. (a)	1,052,469	70,589,096
Genzyme Corp. (a)	350,000	26,054,000
Gilead Sciences, Inc. (a)	1,726,906	79,454,945
		324,011,170
Health Care Equipment & Supplies - 2.8%
Alcon, Inc.	788,289	112,756,859
Baxter International, Inc.	1,858,700	107,897,535
Becton, Dickinson & Co.	1,824,960	152,530,157
Boston Scientific Corp. (a)	2,300,000	26,749,000
C.R. Bard, Inc.	1,192,092	113,010,322
China Medical Technologies, Inc. sponsored ADR (d)	125,000	5,548,750
Covidien Ltd.	1,637,616	72,530,013
Gen-Probe, Inc. (a)	417,075	26,246,530
Inverness Medical Innovations, Inc. (a)	102,100	5,735,978
Mindray Medical International Ltd. sponsored ADR	210,400	9,040,888
NuVasive, Inc. (a)	330,637	13,066,774
Smith & Nephew PLC	917,200	10,533,125
St. Jude Medical, Inc. (a)	1,264,052	51,371,073
		707,017,004
Health Care Providers & Services - 2.3%
Community Health Systems, Inc. (a)	150,900	5,562,174
Express Scripts, Inc. (a)	775,000	56,575,000
Health Net, Inc. (a)	639,300	30,878,190
HealthSouth Corp. (a)	190,988	4,010,748
Henry Schein, Inc. (a)	504,149	30,954,749
Humana, Inc. (a)	1,519,657	114,445,369
McKesson Corp.	923,200	60,478,832
Medco Health Solutions, Inc. (a)	891,046	90,352,064
Tenet Healthcare Corp. (a)	3,486,370	17,710,760
UnitedHealth Group, Inc.	2,716,111	158,077,660
Universal Health Services, Inc. Class B	500,000	25,600,000
		594,645,546
Health Care Technology - 0.2%
HLTH Corp. (a)	3,418,912	45,813,421
MedAssets, Inc.	399,800	9,571,212
		55,384,633
Life Sciences Tools & Services - 0.6%
Applera Corp. - Applied Biosystems Group	1,403,900	47,620,288
Pharmaceutical Product Development, Inc.	400,000	16,148,000
QIAGEN NV (a)	2,670,001	56,203,521
Waters Corp. (a)	485,839	38,415,290
		158,387,099

	Shares	Value
Pharmaceuticals - 4.2%
Abbott Laboratories	3,646,317	$ 204,740,700
Allergan, Inc.	1,475,606	94,792,929
Barr Pharmaceuticals, Inc. (a)	150,000	7,965,000
Johnson & Johnson	1,972,100	131,539,070
Merck & Co., Inc.	5,077,250	295,038,998
Novo Nordisk AS Series B	569,000	37,306,364
Pfizer, Inc.	3,106,400	70,608,472
Schering-Plough Corp.	2,739,838	72,989,284
Wyeth	3,040,600	134,364,114
XenoPort, Inc. (a)	136,202	7,610,968
		1,056,955,899
TOTAL HEALTH CARE		2,896,401,351
INDUSTRIALS - 11.7%
Aerospace & Defense - 3.2%
General Dynamics Corp.	1,802,246	160,381,872
Honeywell International, Inc.	3,639,900	224,108,643
Lockheed Martin Corp.	1,933,287	203,497,790
Raytheon Co.	2,117,300	128,520,110
The Boeing Co.	1,088,526	95,202,484
		811,710,899
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc. (d)	2,423,301	131,149,050
Commercial Services & Supplies - 0.6%
Intermap Technologies Corp. (a)	535,000	5,653,968
Stericycle, Inc. (a)	2,432,300	144,478,620
		150,132,588
Construction & Engineering - 1.1%
Fluor Corp.	857,500	124,954,900
Jacobs Engineering Group, Inc. (a)	1,627,038	155,561,103
		280,516,003
Electrical Equipment - 3.3%
ABB Ltd. sponsored ADR	7,384,300	212,667,840
Alstom SA	786,300	168,686,355
Q-Cells AG (a)(d)	1,108,244	157,855,439
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	2,695,100	221,860,632
Vestas Wind Systems AS (a)	717,200	77,482,782
		838,553,048
Industrial Conglomerates - 1.5%
General Electric Co.	3,169,967	117,510,677
Siemens AG sponsored ADR	1,560,100	245,497,336
		363,008,013
Machinery - 1.5%
Danaher Corp.	2,399,150	210,501,421
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Eaton Corp.	893,200	$ 86,595,740
Sulzer AG (Reg.)	51,682	75,929,171
		373,026,332
TOTAL INDUSTRIALS		2,948,095,933
INFORMATION TECHNOLOGY - 16.8%
Communications Equipment - 1.9%
Aruba Networks, Inc.	1,541,995	22,991,145
Ciena Corp. (a)	2,349,746	80,149,836
Cisco Systems, Inc. (a)	8,701,200	235,541,484
Juniper Networks, Inc. (a)	1,255,000	41,666,000
Sycamore Networks, Inc. (a)	5,642,427	21,666,920
Tellabs, Inc. (a)	11,551,939	75,549,681
		477,565,066
Computers & Peripherals - 2.4%
Apple, Inc. (a)	97,435	19,299,925
Hewlett-Packard Co.	11,633,364	587,252,215
		606,552,140
Electronic Equipment & Instruments - 0.0%
SMART Modular Technologies (WWH), Inc. (a)	946,260	9,632,927
Internet Software & Services - 1.7%
Akamai Technologies, Inc. (a)	392,709	13,587,731
Google, Inc. Class A (sub. vtg.) (a)	451,300	312,064,924
VistaPrint Ltd. (a)	1,046,640	44,848,524
Yahoo!, Inc. (a)	2,523,700	58,701,262
		429,202,441
Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	3,625,000	114,912,500
Broadcom Corp. Class A (a)	5,196,200	135,828,668
Cirrus Logic, Inc. (a)	4,299,371	22,700,679
Credence Systems Corp. (a)	2,288,472	5,538,102
Epistar Corp.	3,250,000	13,930,003
Intel Corp.	15,675,000	417,895,500
MediaTek, Inc.	527,050	6,842,061
Microchip Technology, Inc.	3,065,700	96,324,294
PMC-Sierra, Inc. (a)	3,691,307	24,141,148
Standard Microsystems Corp. (a)	138,699	5,418,970
Teradyne, Inc. (a)	3,021,214	31,239,353
		874,771,278
Software - 7.3%
Activision, Inc. (a)	5,517,502	163,869,809
Citrix Systems, Inc. (a)	650,000	24,706,500
Electronic Arts, Inc. (a)	2,730,000	159,459,300
Gameloft (a)	1,076,953	9,430,231
Microsoft Corp.	26,479,200	942,659,517

	Shares	Value
Nintendo Co. Ltd.	774,800	$ 458,991,495
Ubisoft Entertainment SA (a)	987,956	100,163,443
		1,859,280,295
TOTAL INFORMATION TECHNOLOGY		4,257,004,147
MATERIALS - 3.3%
Chemicals - 1.9%
Agrium, Inc.	497,500	35,887,298
Albemarle Corp.	597,600	24,651,000
Ecolab, Inc.	1,259,961	64,522,603
Monsanto Co.	2,499,735	279,195,402
Praxair, Inc.	678,732	60,210,316
		464,466,619
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	348,600	8,941,590
Temple-Inland, Inc.	936,200	19,519,770
		28,461,360
Metals & Mining - 1.3%
AK Steel Holding Corp. (a)	966,100	44,672,464
Alcoa, Inc.	1,695,100	61,955,905
Allegheny Technologies, Inc.	762,181	65,852,438
ArcelorMittal SA (NY Reg.) Class A	456,771	35,331,237
Freeport-McMoRan Copper & Gold, Inc. Class B	163,300	16,728,452
Ivanhoe Mines Ltd. (a)	1,936,100	21,045,624
Kinross Gold Corp. (a)	1,292,515	23,806,577
Newcrest Mining Ltd.	736,559	21,354,532
Novamerican Steel, Inc.	148,500	640,035
Novamerican Steel, Inc. warrants 3/7/11 (a)	148,500	148,500
Steel Dynamics, Inc.	454,100	27,050,737
Titanium Metals Corp.	655,112	17,327,712
		335,914,213
TOTAL MATERIALS		828,842,192
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	8,839,016	367,349,505
Embarq Corp.	288,600	14,294,358
Qwest Communications International, Inc.	3,871,200	27,137,112
Verizon Communications, Inc.	4,364,800	190,698,112
		599,479,087
Wireless Telecommunication Services - 1.7%
America Movil SAB de CV Series L sponsored ADR	1,788,300	109,783,737
American Tower Corp. Class A (a)	2,864,495	122,027,487
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Clearwire Corp. (d)	3,594,459	$ 49,280,033
Vodafone Group PLC sponsored ADR	3,916,400	146,160,048
		427,251,305
TOTAL TELECOMMUNICATION SERVICES		1,026,730,392
UTILITIES - 3.5%
Electric Utilities - 1.9%
Allegheny Energy, Inc.	2,141,500	136,220,815
American Electric Power Co., Inc.	1,539,300	71,669,808
Entergy Corp.	1,185,100	141,643,152
PPL Corp.	2,526,200	131,589,758
		481,123,533
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	126,000	2,695,140
Constellation Energy Group, Inc.	1,339,615	137,350,726
NRG Energy, Inc. (a)	107,400	4,654,716
		144,700,582
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	7,623,700	130,593,981
OGE Energy Corp.	375,766	13,636,548
Wisconsin Energy Corp.	2,114,700	103,007,037
Xcel Energy, Inc.	773,400	17,455,638
		264,693,204
TOTAL UTILITIES		890,517,319
TOTAL COMMON STOCKS (Cost $22,059,457,207)		24,586,151,207
Convertible Preferred Stocks - 0.0%

HEALTH CARE - 0.0%
Biotechnology - 0.0%
Fluidigm Corp. (g)	1,378,965	5,515,860
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,515,860)		5,515,860
U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 2.98% to 3.06% 2/21/08 to 3/20/08 (f) (Cost $8,851,888)	$ 8,900,000	8,853,066
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	666,352,909	$ 666,352,909
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	105,461,075	105,461,075
TOTAL MONEY MARKET FUNDS (Cost $771,813,984)		771,813,984
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $22,845,638,939)		25,372,334,117
NET OTHER ASSETS - (0.3)%		(85,143,807)
NET ASSETS - 100%		$ 25,287,190,310
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2,289 S&P 500 E-Mini Index Contracts	March 2008	$ 169,065,540	$ (2,179,492)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,956,800 or 0.0% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,350,211.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,014,860 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07	$ 5,515,860
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 111,502,661
Fidelity Securities Lending Cash Central Fund	3,839,527
Total	$ 115,342,188
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.8%
Japan	3.3%
Switzerland	2.6%
Germany	2.4%
France	2.1%
Cayman Islands	2.0%
Bermuda	1.7%
Canada	1.6%
United Kingdom	1.5%
Others (individually less than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $102,180,074) - See accompanying schedule: Unaffiliated issuers (cost $22,073,824,955)	$ 24,600,520,133
Fidelity Central Funds (cost $771,813,984)	771,813,984
Total Investments (cost $22,845,638,939)		$ 25,372,334,117
Foreign currency held at value (cost $627,366)		627,652
Receivable for investments sold		126,708,482
Receivable for fund shares sold		16,333,096
Dividends receivable		18,323,650
Distributions receivable from Fidelity Central Funds		3,248,560
Prepaid expenses		79,590
Other receivables		1,369,871
Total assets		25,539,025,018

Liabilities
Payable to custodian bank	$ 26,638
Payable for investments purchased	102,473,230
Payable for fund shares redeemed	26,421,188
Accrued management fee	11,667,462
Distribution fees payable	2,178,140
Payable for daily variation on futures contracts	949,935
Other affiliated payables	1,594,813
Other payables and accrued expenses	1,062,227
Collateral on securities loaned, at value	105,461,075
Total liabilities		251,834,708

Net Assets		$ 25,287,190,310
Net Assets consist of:
Paid in capital		$ 22,293,350,569
Undistributed net investment income		5,432,508
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		463,777,303
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,524,629,930
Net Assets		$ 25,287,190,310

Statement of Assets and Liabilities - continued

December 31, 2007
Initial Class: Net Asset Value, offering price and redemption price per share ($12,371,008,953 ÷ 443,348,202 shares)	$ 27.90

Service Class: Net Asset Value, offering price and redemption price per share ($3,008,643,600÷ 108,240,468 shares)	$ 27.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($9,339,663,371÷ 340,092,699 shares)	$ 27.46

Service Class 2R: Net Asset Value, offering price and redemption price per share ($35,606,481 ÷ 1,301,728 shares)	$ 27.35

Investor Class: Net Asset Value, offering price and redemption price per share ($532,267,905 ÷ 19,132,896 shares)	$ 27.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007
Investment Income
Dividends		$ 261,830,158
Interest		1,114,022
Income from Fidelity Central Funds		115,342,188
Total income		378,286,368

Expenses
Management fee	$ 128,749,240
Transfer agent fees	15,743,242
Distribution fees	22,363,849
Accounting and security lending fees	1,875,637
Custodian fees and expenses	1,000,456
Independent trustees' compensation	78,610
Appreciation in deferred trustee compensation account	149
Registration fees	18,981
Audit	170,656
Legal	181,482
Interest	45,467
Miscellaneous	1,780,335
Total expenses before reductions	172,008,104
Expense reductions	(1,652,551)	170,355,553
Net investment income (loss)		207,930,815
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,178,942)	6,294,939,346
Foreign currency transactions	(1,494,578)
Futures contracts	(591,823)
Total net realized gain (loss)		6,292,852,945
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $74,390)	(2,805,334,479)
Assets and liabilities in foreign currencies	84,315
Futures contracts	(2,179,492)
Total change in net unrealized appreciation (depreciation)		(2,807,429,656)
Net gain (loss)		3,485,423,289
Net increase (decrease) in net assets resulting from operations		$ 3,693,354,104

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 207,930,815	$ 146,490,296
Net realized gain (loss)	6,292,852,945	1,751,707,257
Change in net unrealized appreciation (depreciation)	(2,807,429,656)	204,105,274
Net increase (decrease) in net assets resulting from operations	3,693,354,104	2,102,302,827
Distributions to shareholders from net investment income	(205,774,191)	(229,158,054)
Distributions to shareholders from net realized gain	(6,071,525,358)	(1,647,656,034)
Total distributions	(6,277,299,549)	(1,876,814,088)
Share transactions - net increase (decrease)	6,980,890,493	3,705,781,627
Redemption fees	16,524	9,940
Total increase (decrease) in net assets	4,396,961,572	3,931,280,306

Net Assets
Beginning of period	20,890,228,738	16,958,948,432
End of period (including undistributed net investment income of $5,432,508 and undistributed net investment income of $567,221, respectively)	$ 25,287,190,310	$ 20,890,228,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.47	$ 31.03	$ 26.62	$ 23.13	$ 18.10
Income from Investment Operations
Net investment income (loss) C	.34	.27	.18	.08	.07
Net realized and unrealized gain (loss)	5.17	3.30	4.32	3.49	5.05
Total from investment operations	5.51	3.57	4.50	3.57	5.12
Distributions from net investment income	(.33)	(.42)	(.08)	(.08)	(.09)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	-	-
Total distributions	(9.08)	(3.13)	(.09) H	(.08)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 27.90	$ 31.47	$ 31.03	$ 26.62	$ 23.13
Total Return A, B	17.59%	11.72%	16.94%	15.48%	28.46%
Ratios to Average Net Assets D, F
Expenses before reductions	.65%	.66%	.66%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.66%	.66%	.68%	.67%
Expenses net of all reductions	.64%	.65%	.64%	.66%	.65%
Net investment income (loss)	1.00%	.85%	.66%	.35%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,371,009	$ 11,595,588	$ 11,099,527	$ 9,127,616	$ 7,665,424
Portfolio turnover rate E	134%	75%	60%	64%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.38	$ 30.93	$ 26.53	$ 23.06	$ 18.04
Income from Investment Operations
Net investment income (loss) C	.30	.24	.16	.06	.05
Net realized and unrealized gain (loss)	5.16	3.28	4.30	3.47	5.04
Total from investment operations	5.46	3.52	4.46	3.53	5.09
Distributions from net investment income	(.29)	(.36)	(.06)	(.06)	(.07)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	-	-
Total distributions	(9.04)	(3.07)	(.06) H	(.06)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 27.80	$ 31.38	$ 30.93	$ 26.53	$ 23.06
Total Return A, B	17.51%	11.59%	16.85%	15.34%	28.35%
Ratios to Average Net Assets D, F
Expenses before reductions	.75%	.76%	.76%	.78%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.78%	.77%
Expenses net of all reductions	.74%	.75%	.74%	.76%	.75%
Net investment income (loss)	.90%	.75%	.56%	.25%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,008,644	$ 2,766,343	$ 2,503,244	$ 2,111,969	$ 1,695,467
Portfolio turnover rate E	134%	75%	60%	64%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.11	$ 30.69	$ 26.35	$ 22.93	$ 17.95
Income from Investment Operations
Net investment income (loss) C	.25	.19	.11	.02	.02
Net realized and unrealized gain (loss)	5.11	3.26	4.27	3.45	5.02
Total from investment operations	5.36	3.45	4.38	3.47	5.04
Distributions from net investment income	(.26)	(.32)	(.04)	(.05)	(.06)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	-	-
Total distributions	(9.01)	(3.03)	(.04) H	(.05)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 27.46	$ 31.11	$ 30.69	$ 26.35	$ 22.93
Total Return A, B	17.30%	11.43%	16.65%	15.16%	28.20%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.91%	.91%	.93%	.93%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.93%	.93%
Expenses net of all reductions	.89%	.90%	.89%	.91%	.90%
Net investment income (loss)	.75%	.60%	.40%	.10%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,339,663	$ 6,185,595	$ 3,247,909	$ 1,638,617	$ 910,341
Portfolio turnover rate E	134%	75%	60%	64%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.02	$ 30.61	$ 26.29	$ 22.90	$ 17.95
Income from Investment Operations
Net investment income (loss) C	.25	.19	.11	.02	.02
Net realized and unrealized gain (loss)	5.09	3.25	4.27	3.44	5.01
Total from investment operations	5.34	3.44	4.38	3.46	5.03
Distributions from net investment income	(.26)	(.32)	(.05)	(.07)	(.08)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	-	-
Total distributions	(9.01)	(3.03)	(.06) H	(.07)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 27.35	$ 31.02	$ 30.61	$ 26.29	$ 22.90
Total Return A, B	17.30%	11.43%	16.67%	15.15%	28.18%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.91%	.91%	.93%	.93%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.93%	.93%
Expenses net of all reductions	.89%	.90%	.89%	.91%	.90%
Net investment income (loss)	.75%	.60%	.39%	.10%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,606	$ 26,707	$ 19,596	$ 7,088	$ 2,705
Portfolio turnover rate E	134%	75%	60%	64%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.41	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.30	.23	.06
Net realized and unrealized gain (loss)	5.16	3.30	2.60
Total from investment operations	5.46	3.53	2.66
Distributions from net investment income	(.30)	(.41)	-
Distributions from net realized gain	(8.75)	(2.71)	-
Total distributions	(9.05)	(3.12)	-
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 27.82	$ 31.41	$ 31.00
Total Return B, C, D	17.47%	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.76%	.78%	.83% A
Expenses net of fee waivers, if any	.76%	.78%	.83% A
Expenses net of all reductions	.75%	.78%	.81% A
Net investment income (loss)	.89%	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 532,268	$ 315,995	$ 88,673
Portfolio turnover rate G	134%	75%	60%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,398,156,886
Unrealized depreciation	(997,153,724)
Net unrealized appreciation (depreciation)	2,401,003,162
Undistributed ordinary income	22,277,555
Undistributed long-term capital gain	570,775,931

Cost for federal income tax purposes	$ 22,971,330,955

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 1,317,891,333	$ 235,296,251
Long-term Capital Gains	4,959,408,216	1,641,517,837
Total	$ 6,277,299,549	$ 1,876,814,088

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $30,222,176,070 and $28,198,977,157, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,896,698
Service Class 2	19,392,323
Service Class 2R	74,828
$ 22,363,849

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 7,903,660
Service Class	1,917,787
Service Class 2	5,136,763
Service Class 2R	19,683
Investor Class	765,349
$ 15,743,242

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $260,516 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $45,795 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,839,527.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $80,711,000. The weighted average interest rate was 5.07%. The interest expense amounted to $45,467 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,598,391 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $49,466.

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 26% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 111,417,608	$ 146,412,812
Service Class	24,318,080	29,683,368
Service Class 2	65,476,768	49,971,081
Service Class 2R	262,843	245,916
Investor Class	4,298,892	2,844,877
Total	$ 205,774,191	$ 229,158,054
From net realized gain
Initial Class	$ 2,975,569,660	$ 927,845,241
Service Class	726,713,446	220,821,983
Service Class 2	2,234,968,989	473,395,695
Service Class 2R	8,871,324	2,188,301
Investor Class	125,401,939	23,404,814
Total	$ 6,071,525,358	$ 1,647,656,034

Annual Report

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	17,478,838	23,200,996	$ 594,284,099	$ 746,513,275
Reinvestment of distributions	109,587,502	34,412,463	3,086,987,268	1,074,258,053
Shares redeemed	(52,177,578)	(46,859,093)	(1,746,106,450)	(1,506,940,332)
Net increase (decrease)	74,888,762	10,754,366	$ 1,935,164,917	$ 313,830,996
Service Class
Shares sold	6,710,212	9,488,905	$ 225,338,266	$ 303,267,019
Reinvestment of distributions	26,766,756	8,047,385	751,031,526	250,505,351
Shares redeemed	(13,390,785)	(10,323,424)	(448,909,951)	(329,969,678)
Net increase (decrease)	20,086,183	7,212,866	$ 527,459,841	$ 223,802,692
Service Class 2
Shares sold	83,177,998	88,990,838	$ 2,766,576,376	$ 2,818,476,660
Reinvestment of distributions	83,070,567	16,948,766	2,300,445,756	523,366,776
Shares redeemed	(24,985,477)	(12,941,192)	(841,364,996)	(410,406,086)
Net increase (decrease)	141,263,088	92,998,412	$ 4,225,657,136	$ 2,931,437,350
Service Class 2R
Shares sold	417,603	392,552	$ 14,264,062	$ 12,396,986
Reinvestment of distributions	331,032	79,071	9,134,167	2,434,217
Shares redeemed	(307,879)	(250,898)	(9,961,471)	(7,851,502)
Net increase (decrease)	440,756	220,725	$ 13,436,758	$ 6,979,701
Investor Class
Shares sold	4,942,578	6,562,505	$ 166,133,204	$ 210,043,156
Reinvestment of distributions	4,625,172	842,134	129,700,832	26,249,690
Shares redeemed	(495,596)	(203,925)	(16,662,195)	(6,561,958)
Net increase (decrease)	9,072,154	7,200,714	$ 279,171,841	$ 229,730,888

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Contrafund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Contrafund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of VIP Contrafund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Contrafund. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present), and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Contrafund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Contrafund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Contrafund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Contrafund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Contrafund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP II Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income.

	Pay Date	Record Date	Dividends	Capital Gains
Service Class 2R	02/08/08	02/08/08	$0.005	$0.65

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $5,260,987,931, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 8% and 15% of the dividends distributed in February 2007 and December 2007, respectively, as qualifying for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0208
1.811844.103

Fidelity® Variable Insurance Products:
Disciplined Small Cap Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Life of Fund A
VIP Disciplined Small Cap - Initial Class	-2.33%	6.32%
VIP Disciplined Small Cap - Service Class B	-2.40%	6.23%
VIP Disciplined Small Cap - Service Class 2 C	-2.60%	6.06%
VIP Disciplined Small Cap - Investor Class	-2.50%	6.18%

A From December 27, 2005.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the VIP Disciplined Small Cap Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months ending December 31, 2007, the fund lagged the Russell 2000® Index, which fell 1.57%. (For specific portfolio performance results, please refer to the performance section of this report.) Disappointing stock selection in the technology, health care, energy and financial sectors detracted, while good stock picks in consumer discretionary were a significant positive. A notable individual detractor was Overstock.com, an online brand-name discount retailer, which declined after announcing plans to cut prices to boost sales during the holiday shopping season. Employment recruiter Hudson Highland Group fell during much of the second half of the period, underperforming due to a reduced revenue outlook. Bank stock W Holding Company fell by more than a third in late June after announcing that it might need to write off a large bad loan. ACA Capital, an insurer of financial securities, lost nearly all of its value during the year. After the extent of ACA's exposure to subprime debt became clear, the company's credit rating was slashed late in the period and investors worried about potential bankruptcy. Management consultant Diamond Management & Technology fell after the company lowered its earnings guidance for the fourth quarter of 2007. On the positive side, two of the fund's top performers were in the materials sector, Terra Industries and CF Industries Holdings. Both companies are manufacturers of nitrogen that benefited greatly from unexpectedly high demand and rising prices for the commodity. Internet photo printing company Shutterfly rose on the strength of its earnings outlook for much of the year. Online jewelry retailer Blue Nile climbed in response to its improved profitability, while for-profit education company Capella Education benefited from significant gains in student enrollment and higher earnings that beat Wall Street analysts' expectations. Some of the stocks mentioned in this review were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 902.10	$ 4.79
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
Service Class
Actual	$ 1,000.00	$ 902.90	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,019.81	$ 5.45
Service Class 2
Actual	$ 1,000.00	$ 901.70	$ 6.04
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.41
Investor Class
Actual	$ 1,000.00	$ 902.00	$ 5.23
HypotheticalA	$ 1,000.00	$ 1,019.71	$ 5.55

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	1.00%
Service Class	1.07%
Service Class 2	1.26%
Investor Class	1.09%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Terra Industries, Inc.	0.9	0.6
DeVry, Inc.	0.6	0.5
CF Industries Holdings, Inc.	0.6	0.5
Hologic, Inc.	0.6	0.3
Nationwide Health Properties, Inc.	0.6	0.3
Stone Energy Corp.	0.6	0.0
Strayer Education, Inc.	0.6	0.4
Aspen Technology, Inc.	0.6	0.5
Orbital Sciences Corp.	0.6	0.5
Zoran Corp.	0.6	0.5
	6.3
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.6	18.4
Financials	17.2	19.3
Consumer Discretionary	14.0	17.1
Industrials	13.4	15.2
Health Care	13.4	10.9
Asset Allocation (% of fund's net assets)
As of December 31, 2007 *		As of June 30, 2007 **
	Stocks and Equity Futures 99.6%		Stocks and Equity Futures 100.0%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	1.1%	** Foreign investments	0.7%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 1.2%
Aftermarket Technology Corp. (a)	4,958	$ 135,155
Cooper Tire & Rubber Co.	9,461	156,863
Drew Industries, Inc. (a)	3,944	108,066
Lear Corp. (a)	1,900	52,554
		452,638
Automobiles - 0.2%
Monaco Coach Corp.	6,365	56,521
Winnebago Industries, Inc.	452	9,501
		66,022
Diversified Consumer Services - 1.9%
Bright Horizons Family Solutions, Inc. (a)	966	33,366
DeVry, Inc.	5,011	260,372
Jackson Hewitt Tax Service, Inc.	2,289	72,676
Sotheby's Class A (ltd. vtg.)	3,819	145,504
Stewart Enterprises, Inc. Class A	1,813	16,136
Strayer Education, Inc.	1,353	230,795
		758,849
Hotels, Restaurants & Leisure - 2.7%
Bally Technologies, Inc. (a)	1,700	84,524
Bob Evans Farms, Inc.	4,993	134,461
Buffalo Wild Wings, Inc. (a)	3,589	83,337
CBRL Group, Inc.	2,509	81,267
Chipotle Mexican Grill, Inc. Class A (a)(d)	1,054	155,012
Denny's Corp. (a)	40,715	152,681
IHOP Corp.	1,766	64,600
Jack in the Box, Inc. (a)	1,900	48,963
Papa John's International, Inc. (a)	6,015	136,541
Sonic Corp. (a)	2,902	63,554
Speedway Motorsports, Inc.	1,302	40,466
		1,045,406
Household Durables - 0.9%
American Greetings Corp. Class A	3,558	72,227
Tempur-Pedic International, Inc.	3,439	89,311
Tupperware Brands Corp.	1,900	62,757
Universal Electronics, Inc. (a)	3,613	120,819
		345,114
Internet & Catalog Retail - 1.7%
Blue Nile, Inc. (a)	1,769	120,398
FTD Group, Inc.	3,424	44,101
Netflix, Inc. (a)(d)	8,086	215,249
Orbitz Worldwide, Inc.	16,615	141,228
Priceline.com, Inc. (a)	1,056	121,292
Shutterfly, Inc. (a)	1,071	27,439
		669,707
Leisure Equipment & Products - 0.1%
Polaris Industries, Inc.	1,100	52,547
Media - 2.8%
Belo Corp. Series A	11,287	196,845

	Shares	Value
Cox Radio, Inc. Class A (a)	5,593	$ 67,955
Gemstar-TV Guide International, Inc. (a)	24,971	118,862
Harris Interactive, Inc. (a)	5,973	25,445
Interactive Data Corp.	5,406	178,452
Lee Enterprises, Inc.	4,699	68,840
LIN TV Corp. Class A (a)	14,744	179,434
Marvel Entertainment, Inc. (a)	2,003	53,500
Sinclair Broadcast Group, Inc. Class A	11,591	95,162
Westwood One, Inc.	38,083	75,785
World Wrestling Entertainment, Inc. Class A	2,885	42,583
		1,102,863
Specialty Retail - 1.6%
Aeropostale, Inc. (a)	8,264	218,996
Christopher & Banks Corp.	4,446	50,907
Dress Barn, Inc. (a)	3,906	48,864
Gymboree Corp. (a)	2,911	88,669
J. Crew Group, Inc. (a)	2,564	123,610
Midas, Inc. (a)	3,917	57,423
The Buckle, Inc.	573	18,909
The Men's Wearhouse, Inc.	715	19,291
		626,669
Textiles, Apparel & Luxury Goods - 0.9%
Fossil, Inc. (a)	3,231	135,637
Lululemon Athletica, Inc.	3,640	172,427
Maidenform Brands, Inc. (a)	4,601	62,252
		370,316
TOTAL CONSUMER DISCRETIONARY		5,490,131
CONSUMER STAPLES - 3.3%
Food & Staples Retailing - 1.3%
Casey's General Stores, Inc.	4,980	147,458
Longs Drug Stores Corp.	4,126	193,922
Nash-Finch Co.	4,479	158,019
		499,399
Food Products - 1.1%
Chiquita Brands International, Inc. (a)	8,603	158,209
Flowers Foods, Inc.	2,300	53,843
Ralcorp Holdings, Inc. (a)	3,148	191,367
TreeHouse Foods, Inc. (a)	1,600	36,784
		440,203
Personal Products - 0.9%
Chattem, Inc. (a)	2,037	153,875
Elizabeth Arden, Inc. (a)	7,318	148,921
Prestige Brands Holdings, Inc. (a)	7,377	55,180
		357,976
TOTAL CONSUMER STAPLES		1,297,578
Common Stocks - continued
	Shares	Value
ENERGY - 5.3%
Energy Equipment & Services - 2.2%
Dril-Quip, Inc. (a)	3,533	$ 196,647
Exterran Holdings, Inc. (a)	1,612	131,862
Gulfmark Offshore, Inc. (a)	2,361	110,471
Hornbeck Offshore Services, Inc. (a)	2,846	127,928
Oil States International, Inc. (a)	1,200	40,944
T-3 Energy Services, Inc. (a)	1,886	88,661
Trico Marine Services, Inc. (a)	5,163	191,134
		887,647
Oil, Gas & Consumable Fuels - 3.1%
Alpha Natural Resources, Inc. (a)	5,088	165,258
Arlington Tankers Ltd.	7,487	165,687
Bois d'Arc Energy LLC (a)	8,381	166,363
Mariner Energy, Inc. (a)	9,364	214,248
Penn Virginia Corp.	1,172	51,134
Petrohawk Energy Corp. (a)	2,500	43,275
Stone Energy Corp. (a)	4,988	233,987
Swift Energy Co. (a)	3,708	163,263
		1,203,215
TOTAL ENERGY		2,090,862
FINANCIALS - 17.2%
Capital Markets - 2.6%
Apollo Investment Corp.	1,442	24,586
BlackRock Kelso Capital Corp.	6,449	98,541
GFI Group, Inc. (a)	2,052	196,417
Hercules Technology Growth Capital, Inc.	5,524	68,608
Knight Capital Group, Inc. Class A (a)	14,282	205,661
MCG Capital Corp.	2,761	32,000
optionsXpress Holdings, Inc.	6,134	207,452
Waddell & Reed Financial, Inc. Class A	4,811	173,629
		1,006,894
Commercial Banks - 4.3%
Boston Private Financial Holdings, Inc.	1,800	48,744
City Bank Lynnwood, Washington	1,438	32,240
Community Bancorp (a)	5,880	102,136
Community Trust Bancorp, Inc.	1,009	27,778
First Bancorp, Puerto Rico	11,000	80,190
Frontier Financial Corp., Washington	1,727	32,070
Green Bankshares, Inc.	2,225	42,720
Home Bancshares, Inc.	7,262	152,284
Horizon Financial Corp.	2,172	37,880
National Penn Bancshares, Inc. (d)	11,340	171,688
Old Second Bancorp, Inc.	5,467	146,461
Oriental Financial Group, Inc.	11,693	156,803
Pacific Capital Bancorp	2,200	44,286
S&T Bancorp, Inc.	5,893	162,883
Sterling Financial Corp., Washington	1,900	31,901

	Shares	Value
Suffolk Bancorp	3,015	$ 92,591
Sun Bancorp, Inc., New Jersey (a)	10,368	163,607
SVB Financial Group (a)	1,026	51,710
Washington Trust Bancorp, Inc.	3,145	79,348
		1,657,320
Consumer Finance - 0.1%
Advance America Cash Advance Centers, Inc.	3,084	31,333
Insurance - 2.3%
Amerisafe, Inc. (a)	4,140	64,211
Assured Guaranty Ltd.	2,110	55,999
FBL Financial Group, Inc. Class A	2,826	97,582
Hallmark Financial Services, Inc. (a)	4,583	72,686
Harleysville Group, Inc.	2,459	86,999
IPC Holdings Ltd.	1,910	55,142
Phoenix Companies, Inc.	3,414	40,524
Platinum Underwriters Holdings Ltd.	1,316	46,797
ProAssurance Corp. (a)	1,959	107,588
RLI Corp.	2,815	159,864
SeaBright Insurance Holdings, Inc. (a)	8,000	120,640
		908,032
Real Estate Investment Trusts - 6.5%
Acadia Realty Trust (SBI)	3,997	102,363
Alexandria Real Estate Equities, Inc.	954	96,993
DiamondRock Hospitality Co.	1,493	22,365
Entertainment Properties Trust (SBI)	2,316	108,852
Extra Space Storage, Inc.	7,468	106,718
First Industrial Realty Trust, Inc.	2,290	79,234
Home Properties, Inc.	995	44,626
LaSalle Hotel Properties (SBI)	2,276	72,604
MFA Mortgage Investments, Inc.	14,405	133,246
National Retail Properties, Inc.	4,479	104,719
Nationwide Health Properties, Inc.	7,504	235,400
NorthStar Realty Finance Corp. (d)	9,617	85,784
Omega Healthcare Investors, Inc.	11,572	185,731
Pennsylvania Real Estate Investment Trust (SBI)	5,835	173,183
Potlatch Corp.	1,200	53,328
PS Business Parks, Inc.	1,714	90,071
Realty Income Corp.	5,439	146,962
Saul Centers, Inc.	3,140	167,770
Senior Housing Properties Trust (SBI)	2,369	53,729
Sovran Self Storage, Inc.	4,251	170,465
Sunstone Hotel Investors, Inc.	545	9,968
Tanger Factory Outlet Centers, Inc.	4,762	179,575
Urstadt Biddle Properties, Inc. Class A	4,330	67,115
Winthrop Realty Trust	10,564	55,884
		2,546,685
Thrifts & Mortgage Finance - 1.4%
Anchor BanCorp Wisconsin, Inc.	6,836	160,783
Centerline Holding Co.	16,226	123,642
Corus Bankshares, Inc. (d)	9,910	105,740
First Busey Corp.	1,600	31,776
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
FirstFed Financial Corp. (a)(d)	1,600	$ 57,312
Provident New York Bancorp	5,939	76,732
		555,985
TOTAL FINANCIALS		6,706,249
HEALTH CARE - 13.4%
Biotechnology - 2.5%
Alexion Pharmaceuticals, Inc. (a)	1,350	101,291
Alnylam Pharmaceuticals, Inc. (a)	1,650	47,982
ARIAD Pharmaceuticals, Inc. (a)	15,113	64,230
BioMarin Pharmaceutical, Inc. (a)	2,800	99,120
Cubist Pharmaceuticals, Inc. (a)	3,436	70,472
GTx, Inc. (a)	4,100	58,835
Martek Biosciences (a)	1,800	53,244
ONYX Pharmaceuticals, Inc. (a)	1,700	94,554
OSI Pharmaceuticals, Inc. (a)	3,372	163,576
Regeneron Pharmaceuticals, Inc. (a)	3,500	84,525
Seattle Genetics, Inc. (a)	6,968	79,435
United Therapeutics Corp. (a)	650	63,473
		980,737
Health Care Equipment & Supplies - 4.3%
CONMED Corp. (a)	2,524	58,330
Cutera, Inc. (a)	8,455	132,744
Cynosure, Inc. Class A (a)	2,671	70,675
Hologic, Inc. (a)	3,488	239,416
Immucor, Inc. (a)	2,000	67,980
Invacare Corp.	8,011	201,877
Inverness Medical Innovations, Inc. (a)	1,000	56,180
Masimo Corp.	5,082	200,485
Meridian Bioscience, Inc.	6,589	198,197
Merit Medical Systems, Inc. (a)	10,814	150,315
Quidel Corp. (a)	9,214	179,397
Steris Corp.	4,296	123,897
		1,679,493
Health Care Providers & Services - 3.3%
AMERIGROUP Corp. (a)	1,600	58,320
AMN Healthcare Services, Inc. (a)	8,079	138,716
AmSurg Corp. (a)	2,727	73,793
Animal Health International, Inc.	13,190	162,237
Apria Healthcare Group, Inc. (a)	2,834	61,129
Chemed Corp.	3,110	173,787
Healthspring, Inc. (a)	10,426	198,615
LCA-Vision, Inc.	3,606	72,012
Magellan Health Services, Inc. (a)	1,200	55,956
Medcath Corp. (a)	2,975	73,066
Molina Healthcare, Inc. (a)	5,484	212,231
		1,279,862

	Shares	Value
Life Sciences Tools & Services - 1.4%
Bio-Rad Laboratories, Inc. Class A (a)	576	$ 59,685
Dionex Corp. (a)	1,348	111,695
eResearchTechnology, Inc. (a)	6,147	72,658
Illumina, Inc. (a)	1,950	115,557
PharmaNet Development Group, Inc. (a)	1,992	78,106
Varian, Inc. (a)	1,652	107,876
		545,577
Pharmaceuticals - 1.9%
Medicis Pharmaceutical Corp. Class A	3,865	100,374
MGI Pharma, Inc. (a)	2,387	96,745
Noven Pharmaceuticals, Inc. (a)	1,536	21,320
Obagi Medical Products, Inc.	4,513	82,543
Pain Therapeutics, Inc. (a)	7,000	74,200
Perrigo Co.	5,276	184,713
Sciele Pharma, Inc. (a)	5,009	102,434
ViroPharma, Inc. (a)	4,500	35,730
XenoPort, Inc. (a)	700	39,116
		737,175
TOTAL HEALTH CARE		5,222,844
INDUSTRIALS - 13.4%
Aerospace & Defense - 2.3%
Ceradyne, Inc. (a)	537	25,201
Cubic Corp.	4,854	190,277
Curtiss-Wright Corp.	1,400	70,280
Hexcel Corp. (a)	8,960	217,549
Orbital Sciences Corp. (a)	9,278	227,497
Teledyne Technologies, Inc. (a)	3,063	163,350
		894,154
Air Freight & Logistics - 0.8%
Atlas Air Worldwide Holdings, Inc. (a)	2,884	156,370
Hub Group, Inc. Class A (a)	4,022	106,905
Pacer International, Inc.	3,138	45,815
		309,090
Airlines - 0.8%
Allegiant Travel Co.	4,702	151,122
SkyWest, Inc.	6,368	170,981
		322,103
Building Products - 0.6%
Goodman Global, Inc. (a)	6,933	170,136
Lennox International, Inc.	1,085	44,941
		215,077
Commercial Services & Supplies - 3.7%
Administaff, Inc.	1,976	55,881
CoStar Group, Inc. (a)	2,607	123,181
Deluxe Corp.	5,792	190,499
GeoEye, Inc. (a)	987	33,213
Heidrick & Struggles International, Inc.	3,357	124,578
Herman Miller, Inc.	1,800	58,302
IHS, Inc. Class A (a)	2,250	136,260
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Knoll, Inc.	6,448	$ 105,941
Korn/Ferry International (a)	4,489	84,483
PeopleSupport, Inc. (a)	11,931	163,216
Spherion Corp. (a)	21,146	153,943
Waste Connections, Inc. (a)	1,800	55,620
Watson Wyatt Worldwide, Inc. Class A	3,058	141,922
		1,427,039
Construction & Engineering - 0.2%
EMCOR Group, Inc. (a)	1,224	28,923
Perini Corp. (a)	1,040	43,077
		72,000
Electrical Equipment - 2.2%
Acuity Brands, Inc.	1,300	58,500
Belden, Inc.	3,251	144,670
GrafTech International Ltd. (a)	11,021	195,623
Polypore International, Inc.	9,351	163,643
Regal-Beloit Corp.	1,873	84,191
Woodward Governor Co.	2,906	197,463
		844,090
Industrial Conglomerates - 0.1%
Walter Industries, Inc.	1,600	57,488
Machinery - 2.1%
Actuant Corp. Class A	4,121	140,155
AGCO Corp. (a)	572	38,885
Crane Co.	865	37,109
Gorman-Rupp Co.	843	26,302
Middleby Corp. (a)	1,800	137,916
Robbins & Myers, Inc.	2,893	218,798
Valmont Industries, Inc.	785	69,959
Wabtec Corp.	4,948	170,409
		839,533
Trading Companies & Distributors - 0.6%
Applied Industrial Technologies, Inc.	3,386	98,262
NuCo2, Inc. (a)	5,984	149,002
		247,264
TOTAL INDUSTRIALS		5,227,838
INFORMATION TECHNOLOGY - 18.6%
Communications Equipment - 3.3%
3Com Corp. (a)	11,657	52,690
Arris Group, Inc. (a)	4,741	47,315
Blue Coat Systems, Inc. (a)	5,121	168,327
Dycom Industries, Inc. (a)	5,382	143,430
Foundry Networks, Inc. (a)	8,239	144,347
MasTec, Inc. (a)	9,757	99,229
NETGEAR, Inc. (a)	3,634	129,625
Oplink Communications, Inc. (a)	2,015	30,930
Polycom, Inc. (a)	4,319	119,982

	Shares	Value
SeaChange International, Inc. (a)	10,786	$ 77,983
Starent Networks Corp.	6,562	119,757
Sycamore Networks, Inc. (a)	26,042	100,001
ViaSat, Inc. (a)	1,904	65,555
		1,299,171
Computers & Peripherals - 1.0%
Brocade Communications Systems, Inc. (a)	5,389	39,555
Emulex Corp. (a)	5,548	90,543
Intevac, Inc. (a)	6,948	101,024
Novatel Wireless, Inc. (a)	10,014	162,227
		393,349
Electronic Equipment & Instruments - 2.6%
Checkpoint Systems, Inc. (a)	6,325	164,324
Cogent, Inc. (a)	2,718	30,306
CTS Corp.	6,663	66,164
FLIR Systems, Inc. (a)	2,922	91,459
Littelfuse, Inc. (a)	1,816	59,855
Park Electrochemical Corp.	5,869	165,741
Technitrol, Inc.	6,370	182,055
TTM Technologies, Inc. (a)	4,181	48,750
Universal Display Corp. (a)	9,340	193,058
		1,001,712
Internet Software & Services - 2.5%
EarthLink, Inc. (a)	15,525	109,762
Greenfield Online, Inc. (a)	11,501	168,030
Interwoven, Inc. (a)	3,693	52,514
j2 Global Communications, Inc. (a)	1,765	37,365
LoopNet, Inc. (a)(d)	8,206	115,294
Mercadolibre, Inc.	2,051	151,528
SonicWALL, Inc. (a)	8,004	85,803
United Online, Inc.	3,390	40,070
ValueClick, Inc. (a)	3,153	69,051
Vignette Corp. (a)	10,990	160,564
		989,981
IT Services - 0.9%
Maximus, Inc.	2,863	110,540
MPS Group, Inc. (a)	15,001	164,111
Sapient Corp. (a)	9,548	84,118
		358,769
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Energy Industries, Inc. (a)	5,273	68,971
Amkor Technology, Inc. (a)	14,703	125,417
Credence Systems Corp. (a)	37,851	91,599
Cymer, Inc. (a)	2,088	81,286
Kulicke & Soffa Industries, Inc. (a)	24,181	165,882
MKS Instruments, Inc. (a)	5,314	101,710
ON Semiconductor Corp. (a)	6,500	57,720
PMC-Sierra, Inc. (a)	4,662	30,489
RF Micro Devices, Inc. (a)	32,143	183,537
SiRF Technology Holdings, Inc. (a)	2,000	50,260
Techwell, Inc. (a)	4,063	44,734
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
TriQuint Semiconductor, Inc. (a)	27,840	$ 184,579
Zoran Corp. (a)	9,799	220,575
		1,406,759
Software - 4.7%
Ansoft Corp. (a)	3,000	77,550
Ansys, Inc. (a)	2,156	89,388
Aspen Technology, Inc. (a)	14,185	230,081
Bottomline Technologies, Inc. (a)	4,109	57,526
CommVault Systems, Inc. (a)	8,278	175,328
EPIQ Systems, Inc. (a)	2,741	47,721
eSpeed, Inc. Class A (a)	9,986	112,842
Jack Henry & Associates, Inc.	8,825	214,801
Manhattan Associates, Inc. (a)	2,937	77,419
MicroStrategy, Inc. Class A (a)	813	77,316
Monotype Imaging Holdings, Inc.	1,030	15,625
Net 1 UEPS Technologies, Inc. (a)	1,200	35,232
Nuance Communications, Inc. (a)	4,000	74,720
Quest Software, Inc. (a)	3,372	62,180
Secure Computing Corp. (a)	17,197	165,091
SPSS, Inc. (a)	3,894	139,834
TIBCO Software, Inc. (a)	20,536	165,726
		1,818,380
TOTAL INFORMATION TECHNOLOGY		7,268,121
MATERIALS - 6.1%
Chemicals - 2.5%
CF Industries Holdings, Inc.	2,225	244,884
H.B. Fuller Co.	7,831	175,806
Hercules, Inc.	6,256	121,054
Innophos Holdings, Inc.	5,300	78,864
Terra Industries, Inc.	7,624	364,109
		984,717
Construction Materials - 0.3%
Headwaters, Inc. (a)(d)	9,115	107,010
Containers & Packaging - 0.9%
Aptargroup, Inc.	2,000	81,820
Rock-Tenn Co. Class A	4,727	120,113
Silgan Holdings, Inc.	3,305	171,662
		373,595
Metals & Mining - 1.1%
AK Steel Holding Corp. (a)	810	37,454
Quanex Corp.	4,236	219,848
Worthington Industries, Inc.	9,344	167,071
		424,373
Paper & Forest Products - 1.3%
Buckeye Technologies, Inc. (a)	13,641	170,513

	Shares	Value
Glatfelter	11,046	$ 169,114
Schweitzer-Mauduit International, Inc.	6,617	171,446
		511,073
TOTAL MATERIALS		2,400,768
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
Alaska Communication Systems Group, Inc.	12,608	189,120
Cincinnati Bell, Inc. (a)	40,558	192,651
Cogent Communications Group, Inc. (a)	6,254	148,282
Consolidated Communications Holdings, Inc.	5,201	103,500
Golden Telecom, Inc.	500	50,475
NTELOS Holdings Corp.	5,705	169,381
Shenandoah Telecommunications Co.	5,267	126,303
		979,712
UTILITIES - 2.2%
Electric Utilities - 0.9%
Cleco Corp.	1,900	52,820
El Paso Electric Co. (a)	2,031	51,933
Portland General Electric Co.	7,162	198,960
Westar Energy, Inc.	1,345	34,889
		338,602
Gas Utilities - 1.1%
New Jersey Resources Corp.	1,212	60,624
Nicor, Inc.	4,270	180,835
Northwest Natural Gas Co.	3,022	147,051
WGL Holdings, Inc.	824	26,994
		415,504
Independent Power Producers & Energy Traders - 0.2%
Black Hills Corp.	2,206	97,285
TOTAL UTILITIES		851,391
TOTAL COMMON STOCKS (Cost $36,630,990)		37,535,494
U.S. Treasury Obligations - 0.3%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 3.11% 3/27/08 (e) (Cost $99,253)	$ 100,000	99,249
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	1,318,719	$ 1,318,719
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	1,024,125	1,024,125
TOTAL MONEY MARKET FUNDS (Cost $2,342,844)		2,342,844
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $39,073,087)	39,977,587
NET OTHER ASSETS - (2.3)%	(883,400)
NET ASSETS - 100%	$ 39,094,187
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
18 Mini-Russell 2000 Index Contracts	March 2008	$ 1,389,960	$ 6,377

The face value of futures purchased as a percentage of net assets - 3.6%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $99,249.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,228
Fidelity Securities Lending Cash Central Fund	29,860
Total	$ 85,088
Income Tax Information
The fund intends to elect to defer to its fiscal year ending December 31, 2008 approximately $1,049,146 of losses recognized during the period November 1, 2007 to December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $979,563) - See accompanying schedule: Unaffiliated issuers (cost $36,730,243)	$ 37,634,743
Fidelity Central Funds (cost $2,342,844)	2,342,844
Total Investments (cost $39,073,087)		$ 39,977,587
Receivable for investments sold		56,741
Receivable for fund shares sold		201,366
Dividends receivable		50,136
Distributions receivable from Fidelity Central Funds		8,979
Prepaid expenses		136
Receivable from investment adviser for expense reductions		444
Other receivables		799
Total assets		40,296,188

Liabilities
Payable to custodian bank	$ 43,816
Payable for fund shares redeemed	61,825
Accrued management fee	23,171
Distribution fees payable	997
Payable for daily variation on futures contracts	2,004
Other affiliated payables	5,551
Other payables and accrued expenses	40,512
Collateral on securities loaned, at value	1,024,125
Total liabilities		1,202,001

Net Assets		$ 39,094,187
Net Assets consist of:
Paid in capital		$ 39,254,008
Undistributed net investment income		6,451
Accumulated undistributed net realized gain (loss) on investments		(1,077,149)
Net unrealized appreciation (depreciation) on investments		910,877
Net Assets		$ 39,094,187

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($11,667,530 ÷ 1,044,238 shares)	$ 11.17

Service Class: Net Asset Value, offering price and redemption price per share ($1,411,317 ÷ 126,377 shares)	$ 11.17

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,143,333 ÷ 371,557 shares)	$ 11.15

Investor Class: Net Asset Value, offering price and redemption price per share ($21,872,007 ÷ 1,961,314 shares)	$ 11.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 482,261
Interest		4,395
Income from Fidelity Central Funds (including $29,860 from security lending)		85,088
Total income		571,744

Expenses
Management fee	$ 278,289
Transfer agent fees	57,937
Distribution fees	10,434
Accounting and security lending fees	15,320
Custodian fees and expenses	11,299
Independent trustees' compensation	131
Audit	51,031
Legal	193
Miscellaneous	3,315
Total expenses before reductions	427,949
Expense reductions	(1,911)	426,038
Net investment income (loss)		145,706
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(704,553)
Futures contracts	(177,908)
Total net realized gain (loss)		(882,461)
Change in net unrealized appreciation (depreciation) on: Investment securities	(816,010)
Futures contracts	6,859
Total change in net unrealized appreciation (depreciation)		(809,151)
Net gain (loss)		(1,691,612)
Net increase (decrease) in net assets resulting from operations		$ (1,545,906)

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 145,706	$ 27,041
Net realized gain (loss)	(882,461)	34,747
Change in net unrealized appreciation (depreciation)	(809,151)	1,752,176
Net increase (decrease) in net assets resulting from operations	(1,545,906)	1,813,964
Distributions to shareholders from net investment income	(178,882)	(31,905)
Distributions to shareholders from net realized gain	(211,153)	-
Total distributions	(390,035)	(31,905)
Share transactions - net increase (decrease)	16,167,023	18,111,240
Total increase (decrease) in net assets	14,231,082	19,893,299

Net Assets
Beginning of period	24,863,105	4,969,806
End of period (including undistributed net investment income of $6,451 and distributions in excess of net investment income of $364, respectively)	$ 39,094,187	$ 24,863,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.56	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.04	- J
Net realized and unrealized gain (loss)	(.32)	1.60	(.06)
Total from investment operations	(.27)	1.64	(.06)
Distributions from net investment income	(.06)	(.02)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.12) K	(.02)	-
Net asset value, end of period	$ 11.17	$ 11.56	$ 9.94
Total Return B, C, D	(2.33)%	16.51%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.01%	1.30%	42.86% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	.98%	1.00% A
Net investment income (loss)	.45%	.34%	2.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,668	$ 10,119	$ 1,242
Portfolio turnover rate G	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.065 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.56	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.03	- J
Net realized and unrealized gain (loss)	(.31)	1.60	(.06)
Total from investment operations	(.27)	1.63	(.06)
Distributions from net investment income	(.05)	(.01)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.12)K	(.01)	-
Net asset value, end of period	$ 11.17	$ 11.56	$ 9.94
Total Return B, C, D	(2.40)%	16.40%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.09%	1.54%	42.96% A
Expenses net of fee waivers, if any	1.09%	1.10%	1.10%A
Expenses net of all reductions	1.08%	1.08%	1.10%A
Net investment income (loss)	.37%	.24%	2.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,411	$ 1,446	$ 1,242
Portfolio turnover rate G	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.051 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.01	- J
Net realized and unrealized gain (loss)	(.32)	1.61	(.06)
Total from investment operations	(.30)	1.62	(.06)
Distributions from net investment income	(.04)	(.01)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.10)K	(.01)	-
Net asset value, end of period	$ 11.15	$ 11.55	$ 9.94
Total Return B, C, D	(2.60)%	16.25%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.24%	1.69%	43.12% A
Expenses net of fee waivers, if any	1.24%	1.25%	1.25% A
Expenses net of all reductions	1.24%	1.23%	1.25% A
Net investment income (loss)	.21%	.09%	2.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,143	$ 1,444	$ 1,242
Portfolio turnover rate G	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.065 per share.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.02	- J
Net realized and unrealized gain (loss)	(.32)	1.61	(.06)
Total from investment operations	(.28)	1.63	(.06)
Distributions from net investment income	(.05)	(.02)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.12)K	(.02)	-
Net asset value, end of period	$ 11.15	$ 11.55	$ 9.94
Total Return B, C, D	(2.50)%	16.40%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.10%	1.41%	43.46% A
Expenses net of fee waivers, if any	1.10%	1.15%	1.15% A
Expenses net of all reductions	1.10%	1.13%	1.15% A
Net investment income (loss)	.35%	.19%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,872	$ 11,853	$ 1,242
Portfolio turnover rate G	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.05 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, partnerships, losses deferred due to futures, excise tax regulations and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,072,815
Unrealized depreciation	(3,183,491)
Net unrealized appreciation (depreciation)	(889,324)

Cost for federal income tax purposes	$ 39,088,263

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 191,255	$ 31,905
Long-term Capital Gains	198,780	-
Total	$ 390,035	$ 31,905

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

4. Operating Policies - continued

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $57,226,867 and $42,729,734, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,494
Service Class 2	8,940
$ 10,434

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 12,241
Service Class	982
Service Class 2	3,493
Investor Class	41,221
$ 57,937

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $68 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.00%	$ 1,408

In addition,through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $503.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 93% of the total outstanding shares of the fund.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2007	2006
From net investment income
Initial Class	$ 60,095	$ 14,319
Service Class	6,389	1,250
Service Class 2	14,067	625
Investor Class	98,331	15,711
Total	$ 178,882	$ 31,905
From net realized gain
Initial Class	$ 65,982	$ -
Service Class	8,140	-
Service Class 2	20,385	-
Investor Class	116,646	-
Total	$ 211,153	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2007	2006	2007	2006
Initial Class
Shares sold	754,068	797,533	$ 8,951,537	$ 8,803,125
Reinvestment of distributions	10,950	1,253	126,077	14,319
Shares redeemed	(595,812)	(48,755)	(7,176,328)	(521,599)
Net increase (decrease)	169,206	750,031	$ 1,901,286	$ 8,295,845
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	1,263	113	14,529	1,250
Shares redeemed	-	-	-	-
Net increase (decrease)	1,263	113	$ 14,529	$ 1,250
Service Class 2
Shares sold	355,213	-	$ 4,361,030	$ -
Reinvestment of distributions	3,006	59	34,452	625
Shares redeemed	(111,722)	-	(1,349,899)	-
Net increase (decrease)	246,497	59	$ 3,045,583	$ 625
Investor Class
Shares sold	1,336,558	1,000,223	$ 15,970,668	$ 10,869,283
Reinvestment of distributions	18,739	1,376	214,977	15,711
Shares redeemed	(420,620)	(99,963)	(4,980,020)	(1,071,474)
Net increase (decrease)	934,677	901,636	$ 11,205,625	$ 9,813,520

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from December 27, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from December 27, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Variable Insurance Products II. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Variable Insurance Products II. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Variable Insurance Products II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Variable Insurance Products II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Variable Insurance Products II. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Variable Insurance Products II. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Disciplined Small Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Eric D. Roiter (59)

Year of Election or Appointment: 2005

Secretary of VIP Disciplined Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Disciplined Small Cap. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Disciplined Small Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Disciplined Small Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2005

Chief Compliance Officer of VIP Disciplined Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Disciplined Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Disciplined Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Disciplined Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2005 Assistant Treasurer of VIP Disciplined Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Disciplined Small Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-
present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Disciplined Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $192,798, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 100% and 100%; Service Class designates 100% and 100%; Service Class 2 designates 100% and 100%; and Investor Class designates 100% and 100%; of the dividends distributed in February 2007 and December 2007, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Initial Class and Service Class 2 of the fund and the total return of a broad-based securities market index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively.

VIP Disciplined Small Cap Portfolio

The Board stated that the relative investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2006, the total expenses of Service Class ranked equal to its competitive median for 2006, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2006. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

VDSC-ANN-0208
1.820582.102

Fidelity® Variable Insurance Products:
Index 500 Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 - Initial Class	5.45%	12.69%	5.70%
VIP Index 500 - Service ClassA	5.34%	12.57%	5.63%
VIP Index 500 - Service Class 2B	5.17%	12.40%	5.49%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500 ®)Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the VIP Index 500 Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months ending December 31, 2007, the fund performed in line with the S&P 500. (For specific portfolio performance results, please refer to the performance section of this report.) The market's top-performing group was the energy sector, which benefited as oil prices gained ground. Materials, utilities and information technology stocks also turned in solid growth. In contrast, financials underperformed every other sector, with banks faring especially poorly. The consumer discretionary sector also was a negative, weighed down the most by consumer durables/apparel, retail and media stocks. Many of the fund's top individual contributors were energy stocks, led by Exxon Mobil, the world's largest energy producer. Along with its rivals - including Chevron, another top performer - Exxon continued to generate solid revenues and earnings as oil prices remained well above historical norms. In technology, computer and personal electronics product maker Apple rose on strong sales of its Macintosh computers, iPod digital music players and iPhone mobile telephones. Internet search giant Google continued to turn in impressive quarterly earnings. Leading software maker Microsoft also performed well. On the negative side, worries about subprime mortgages hit financial stocks especially hard, and many of the fund's biggest underperformers during the period belonged to this group. Banks and diversified financial companies such as Citigroup, Wachovia, Bank of America and Merrill Lynch were notable laggards during the period, facing real or feared concerns about subprime-related losses. Anxiety about credit tightening in the financial markets also weighed on insurance giant American International Group (AIG).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to
December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 986.30	$ .50
Hypothetical A	$ 1,000.00	$ 1,024.70	$ .51
Service Class
Actual	$ 1,000.00	$ 985.80	$ 1.00
Hypothetical A	$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2
Actual	$ 1,000.00	$ 985.00	$ 1.75
Hypothetical A	$ 1,000.00	$ 1,023.44	$ 1.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.10%
Service Class	.20%
Service Class 2.35%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.9	3.4
General Electric Co.	2.9	2.9
Microsoft Corp.	2.2	1.8
AT&T, Inc.	1.9	1.9
Procter & Gamble Co.	1.7	1.4
Chevron Corp.	1.5	1.3
Johnson & Johnson	1.5	1.3
Bank of America Corp.	1.4	1.6
Apple, Inc.	1.3	0.8
Cisco Systems, Inc.	1.3	1.2
	19.6
Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.3	20.4
Information Technology	16.5	15.0
Energy	12.6	10.5
Health Care	11.8	11.4
Industrials	11.3	11.1
Consumer Staples	10.1	9.1
Consumer Discretionary	8.3	9.9
Telecommunication Services	3.6	3.7
Utilities	3.5	3.4
Materials	3.3	3.0
Asset Allocation

To match the Standard & Poor's 500 Index®, the VIP Index 500 portfolio seeks 100% investment exposure to stock at all times.

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 8.3%
Auto Components - 0.2%
Johnson Controls, Inc.	133,181	$ 4,799,843
The Goodyear Tire & Rubber Co. (a)	53,791	1,517,982
		6,317,825
Automobiles - 0.3%
Ford Motor Co. (a)(d)	473,278	3,185,161
General Motors Corp.	126,941	3,159,561
Harley-Davidson, Inc.	54,155	2,529,580
		8,874,302
Distributors - 0.1%
Genuine Parts Co.	37,657	1,743,519
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (non-vtg.) (a)	30,674	2,151,781
H&R Block, Inc.	72,899	1,353,734
		3,505,515
Hotels, Restaurants & Leisure - 1.4%
Carnival Corp. unit	97,965	4,358,463
Darden Restaurants, Inc.	31,824	881,843
Harrah's Entertainment, Inc.	42,070	3,733,713
International Game Technology	70,738	3,107,520
Marriott International, Inc. Class A	70,110	2,396,360
McDonald's Corp.	265,270	15,627,056
Starbucks Corp. (a)	163,815	3,353,293
Starwood Hotels & Resorts Worldwide, Inc.	44,664	1,966,556
Wendy's International, Inc.	19,601	506,490
Wyndham Worldwide Corp.	39,905	940,162
Yum! Brands, Inc.	114,071	4,365,497
		41,236,953
Household Durables - 0.4%
Black & Decker Corp.	14,026	976,911
Centex Corp.	27,264	688,689
D.R. Horton, Inc.	62,168	818,753
Fortune Brands, Inc.	34,260	2,479,054
Harman International Industries, Inc.	13,563	999,729
KB Home	17,275	373,140
Leggett & Platt, Inc.	38,152	665,371
Lennar Corp. Class A	31,260	559,241
Newell Rubbermaid, Inc.	62,642	1,621,175
Pulte Homes, Inc.	47,661	502,347
Snap-On, Inc.	12,922	623,357
The Stanley Works	18,431	893,535
Whirlpool Corp.	17,336	1,415,138
		12,616,440
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)(d)	68,906	6,383,452
Expedia, Inc. (a)	46,580	1,472,860
IAC/InterActiveCorp (a)	41,349	1,113,115
		8,969,427

	Shares	Value
Leisure Equipment & Products - 0.1%
Brunswick Corp.	19,722	$ 336,260
Eastman Kodak Co.	64,588	1,412,540
Hasbro, Inc.	32,985	843,756
Mattel, Inc.	82,276	1,566,535
		4,159,091
Media - 2.8%
CBS Corp. Class B	153,642	4,186,745
Clear Channel Communications, Inc.	111,674	3,854,986
Comcast Corp. Class A (a)	689,253	12,585,760
E.W. Scripps Co. Class A	20,093	904,386
Gannett Co., Inc.	52,065	2,030,535
Interpublic Group of Companies, Inc. (a)(d)	105,722	857,405
McGraw-Hill Companies, Inc.	73,788	3,232,652
Meredith Corp.	8,513	468,045
News Corp. Class A	518,815	10,630,519
Omnicom Group, Inc.	73,317	3,484,757
The DIRECTV Group, Inc. (a)	161,013	3,722,621
The New York Times Co. Class A (d)	32,263	565,570
The Walt Disney Co.	426,915	13,780,816
Time Warner, Inc.	810,684	13,384,393
Viacom, Inc. Class B (non-vtg.) (a)	147,182	6,464,233
Washington Post Co. Class B	1,300	1,028,859
		81,182,282
Multiline Retail - 0.7%
Big Lots, Inc. (a)	20,277	324,229
Dillard's, Inc. Class A	12,812	240,609
Family Dollar Stores, Inc.	31,505	605,841
JCPenney Co., Inc.	49,727	2,187,491
Kohl's Corp. (a)	70,350	3,222,030
Macy's, Inc.	97,111	2,512,262
Nordstrom, Inc.	42,162	1,548,610
Sears Holdings Corp. (a)(d)	16,361	1,669,640
Target Corp.	186,342	9,317,100
		21,627,812
Specialty Retail - 1.5%
Abercrombie & Fitch Co. Class A	19,322	1,545,180
AutoNation, Inc. (a)	30,944	484,583
AutoZone, Inc. (a)	9,900	1,187,109
Bed Bath & Beyond, Inc. (a)	59,394	1,745,590
Best Buy Co., Inc.	78,707	4,143,924
Circuit City Stores, Inc.	37,805	158,781
Gamestop Corp. Class A (a)	35,670	2,215,464
Gap, Inc.	104,458	2,222,866
Home Depot, Inc.	378,500	10,196,790
Limited Brands, Inc.	69,699	1,319,402
Lowe's Companies, Inc.	328,033	7,420,106
Office Depot, Inc. (a)	61,212	851,459
OfficeMax, Inc.	16,910	349,361
RadioShack Corp.	29,400	495,684
Sherwin-Williams Co.	23,384	1,357,207
Staples, Inc.	158,589	3,658,648
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Tiffany & Co., Inc.	30,422	$ 1,400,325
TJX Companies, Inc.	98,015	2,815,971
		43,568,450
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	82,566	2,524,868
Jones Apparel Group, Inc.	19,122	305,761
Liz Claiborne, Inc.	22,312	454,049
NIKE, Inc. Class B	86,131	5,533,055
Polo Ralph Lauren Corp. Class A	13,207	816,061
VF Corp.	19,745	1,355,692
		10,989,486
TOTAL CONSUMER DISCRETIONARY		244,791,102
CONSUMER STAPLES - 10.1%
Beverages - 2.4%
Anheuser-Busch Companies, Inc.	164,585	8,614,379
Brown-Forman Corp. Class B (non-vtg.)	19,378	1,436,104
Coca-Cola Enterprises, Inc.	64,186	1,670,762
Constellation Brands, Inc. Class A (sub. vtg.) (a)	43,484	1,027,962
Molson Coors Brewing Co. Class B	30,651	1,582,205
Pepsi Bottling Group, Inc.	31,105	1,227,403
PepsiCo, Inc.	361,025	27,401,798
The Coca-Cola Co.	445,744	27,355,309
		70,315,922
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	97,357	6,791,624
CVS Caremark Corp.	331,238	13,166,711
Kroger Co.	152,773	4,080,567
Safeway, Inc.	99,222	3,394,385
SUPERVALU, Inc.	47,414	1,778,973
Sysco Corp.	136,398	4,256,982
Wal-Mart Stores, Inc.	529,938	25,187,953
Walgreen Co.	222,400	8,468,992
Whole Foods Market, Inc.	31,254	1,275,163
		68,401,350
Food Products - 1.5%
Archer-Daniels-Midland Co.	144,188	6,694,649
Campbell Soup Co.	49,900	1,782,927
ConAgra Foods, Inc.	109,282	2,599,819
Dean Foods Co.	29,517	763,310
General Mills, Inc.	75,727	4,316,439
H.J. Heinz Co.	71,079	3,317,968
Hershey Co.	37,683	1,484,710
Kellogg Co.	59,192	3,103,437
Kraft Foods, Inc. Class A	347,006	11,322,806
McCormick & Co., Inc. (non-vtg.)	28,651	1,086,159
Sara Lee Corp.	162,422	2,608,497

	Shares	Value
Tyson Foods, Inc. Class A	61,415	$ 941,492
Wm. Wrigley Jr. Co.	48,856	2,860,519
		42,882,732
Household Products - 2.3%
Clorox Co.	31,064	2,024,441
Colgate-Palmolive Co.	114,330	8,913,167
Kimberly-Clark Corp.	94,896	6,580,089
Procter & Gamble Co.	696,534	51,139,526
		68,657,223
Personal Products - 0.2%
Avon Products, Inc.	96,230	3,803,972
Estee Lauder Companies, Inc. Class A	25,539	1,113,756
		4,917,728
Tobacco - 1.4%
Altria Group, Inc.	472,407	35,704,521
Reynolds American, Inc.	38,374	2,531,149
UST, Inc.	35,134	1,925,343
		40,161,013
TOTAL CONSUMER STAPLES		295,335,968
ENERGY - 12.6%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	71,363	5,787,539
BJ Services Co.	65,675	1,593,276
ENSCO International, Inc.	32,491	1,937,113
Halliburton Co.	197,625	7,491,964
Nabors Industries Ltd. (a)	63,521	1,739,840
National Oilwell Varco, Inc. (a)	79,993	5,876,286
Noble Corp.	60,118	3,397,268
Rowan Companies, Inc.	24,959	984,882
Schlumberger Ltd. (NY Shares)	268,210	26,383,818
Smith International, Inc.	44,927	3,317,859
Transocean, Inc. (a)	71,321	10,209,601
Weatherford International Ltd. (a)	75,646	5,189,316
		73,908,762
Oil, Gas & Consumable Fuels - 10.1%
Anadarko Petroleum Corp.	104,595	6,870,846
Apache Corp.	74,273	7,987,318
Chesapeake Energy Corp.	101,872	3,993,382
Chevron Corp.	473,555	44,196,888
ConocoPhillips	358,750	31,677,625
CONSOL Energy, Inc.	40,695	2,910,506
Devon Energy Corp.	99,796	8,872,862
El Paso Corp.	157,105	2,708,490
EOG Resources, Inc.	55,171	4,924,012
Exxon Mobil Corp.	1,225,385	114,806,312
Hess Corp.	62,332	6,286,806
Marathon Oil Corp.	159,302	9,695,120
Murphy Oil Corp.	42,193	3,579,654
Noble Energy, Inc.	38,501	3,061,600
Occidental Petroleum Corp.	185,838	14,307,668
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Peabody Energy Corp.	59,389	$ 3,660,738
Range Resources Corp.	33,461	1,718,557
Spectra Energy Corp.	141,812	3,661,586
Sunoco, Inc.	26,371	1,910,315
Tesoro Corp.	30,722	1,465,439
Valero Energy Corp.	123,452	8,645,344
Williams Companies, Inc.	133,117	4,762,926
XTO Energy, Inc.	108,451	5,570,043
		297,274,037
TOTAL ENERGY		371,182,799
FINANCIALS - 17.3%
Capital Markets - 3.3%
American Capital Strategies Ltd.	43,001	1,417,313
Ameriprise Financial, Inc.	52,010	2,866,271
Bank of New York Mellon Corp.	255,384	12,452,524
Bear Stearns Companies, Inc.	25,896	2,285,322
Charles Schwab Corp.	210,088	5,367,748
E*TRADE Financial Corp. (a)(d)	95,040	337,392
Federated Investors, Inc. Class B (non-vtg.)	19,394	798,257
Franklin Resources, Inc.	36,269	4,150,262
Goldman Sachs Group, Inc.	89,191	19,180,525
Janus Capital Group, Inc.	34,409	1,130,336
Legg Mason, Inc.	30,116	2,202,985
Lehman Brothers Holdings, Inc.	118,877	7,779,311
Merrill Lynch & Co., Inc.	191,991	10,306,077
Morgan Stanley	238,013	12,640,870
Northern Trust Corp.	42,916	3,286,507
State Street Corp.	86,618	7,033,382
T. Rowe Price Group, Inc.	59,222	3,605,435
		96,840,517
Commercial Banks - 3.0%
BB&T Corp.	123,233	3,779,556
Comerica, Inc.	33,870	1,474,361
Commerce Bancorp, Inc.	43,697	1,666,604
Fifth Third Bancorp	119,463	3,002,105
First Horizon National Corp. (d)	28,346	514,480
Huntington Bancshares, Inc.	82,064	1,211,265
KeyCorp	87,193	2,044,676
M&T Bank Corp.	16,760	1,367,113
Marshall & Ilsley Corp.	57,711	1,528,187
National City Corp.	142,105	2,339,048
PNC Financial Services Group, Inc.	78,400	5,146,960
Regions Financial Corp.	155,896	3,686,940
SunTrust Banks, Inc.	78,330	4,894,842
Synovus Financial Corp. (f)	73,667	1,773,901
U.S. Bancorp, Delaware	387,257	12,291,537
Wachovia Corp.	443,052	16,849,268

	Shares	Value
Wells Fargo & Co.	756,807	$ 22,848,003
Zions Bancorp	24,230	1,131,299
		87,550,145
Consumer Finance - 0.7%
American Express Co.	262,280	13,643,806
Capital One Financial Corp.	87,649	4,142,292
Discover Financial Services	107,106	1,615,158
SLM Corp.	115,679	2,329,775
		21,731,031
Diversified Financial Services - 4.4%
Bank of America Corp.	995,428	41,071,359
CIT Group, Inc.	42,530	1,021,996
Citigroup, Inc.	1,119,677	32,963,291
CME Group, Inc.	12,283	8,426,138
IntercontinentalExchange, Inc. (a)	15,601	3,003,193
JPMorgan Chase & Co.	753,368	32,884,513
Leucadia National Corp.	37,925	1,786,268
Moody's Corp.	48,102	1,717,241
NYSE Euronext	59,434	5,216,522
		128,090,521
Insurance - 4.2%
ACE Ltd.	73,920	4,566,778
AFLAC, Inc.	109,407	6,852,160
Allstate Corp.	128,001	6,685,492
AMBAC Financial Group, Inc. (d)	22,776	586,938
American International Group, Inc.	568,829	33,162,731
Aon Corp.	65,851	3,140,434
Assurant, Inc.	21,420	1,432,998
Cincinnati Financial Corp.	37,230	1,472,074
Genworth Financial, Inc. Class A (non-vtg.)	98,379	2,503,746
Hartford Financial Services Group, Inc.	70,389	6,137,217
Lincoln National Corp.	60,379	3,515,265
Loews Corp.	98,587	4,962,870
Marsh & McLennan Companies, Inc.	116,660	3,087,990
MBIA, Inc.	28,166	524,733
MetLife, Inc.	166,101	10,235,144
Principal Financial Group, Inc.	58,671	4,038,912
Progressive Corp.	156,570	2,999,881
Prudential Financial, Inc.	101,823	9,473,612
SAFECO Corp.	21,206	1,180,750
The Chubb Corp.	86,075	4,697,974
The Travelers Companies, Inc.	144,650	7,782,170
Torchmark Corp.	20,674	1,251,397
Unum Group	80,927	1,925,253
XL Capital Ltd. Class A	39,978	2,011,293
		124,227,812
Real Estate Investment Trusts - 1.0%
Apartment Investment & Management Co. Class A	21,437	744,507
AvalonBay Communities, Inc.	17,663	1,662,795
Boston Properties, Inc.	26,749	2,455,826
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Developers Diversified Realty Corp.	27,555	$ 1,055,081
Equity Residential (SBI)	60,794	2,217,157
General Growth Properties, Inc.	54,682	2,251,805
Host Hotels & Resorts, Inc.	117,163	1,996,458
Kimco Realty Corp.	56,678	2,063,079
Plum Creek Timber Co., Inc.	38,638	1,778,894
ProLogis Trust	57,759	3,660,765
Public Storage	27,925	2,049,974
Simon Property Group, Inc.	50,016	4,344,390
Vornado Realty Trust	30,052	2,643,073
		28,923,804
Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc. Class A (a)	44,389	956,583
Thrifts & Mortgage Finance - 0.7%
Countrywide Financial Corp.	129,791	1,160,332
Fannie Mae	219,384	8,770,972
Freddie Mac	148,374	5,055,102
Hudson City Bancorp, Inc.	116,721	1,753,149
MGIC Investment Corp. (d)	18,345	411,478
Sovereign Bancorp, Inc.	80,836	921,530
Washington Mutual, Inc.	194,838	2,651,745
		20,724,308
TOTAL FINANCIALS		509,044,721
HEALTH CARE - 11.8%
Biotechnology - 1.1%
Amgen, Inc. (a)	243,937	11,328,434
Biogen Idec, Inc. (a)	65,797	3,745,165
Celgene Corp. (a)	86,541	3,999,060
Genzyme Corp. (a)	59,653	4,440,569
Gilead Sciences, Inc. (a)	208,754	9,604,772
		33,118,000
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	142,210	8,255,291
Becton, Dickinson & Co.	54,702	4,571,993
Boston Scientific Corp. (a)	300,919	3,499,688
C.R. Bard, Inc.	22,854	2,166,559
Covidien Ltd.	111,667	4,945,731
Hospira, Inc. (a)	35,337	1,506,770
Medtronic, Inc.	253,585	12,747,718
St. Jude Medical, Inc. (a)	76,784	3,120,502
Stryker Corp.	53,397	3,989,824
Varian Medical Systems, Inc. (a)	28,062	1,463,714
Zimmer Holdings, Inc. (a)	52,644	3,482,401
		49,750,191
Health Care Providers & Services - 2.4%
Aetna, Inc.	112,230	6,479,038
AmerisourceBergen Corp.	37,670	1,690,253

	Shares	Value
Cardinal Health, Inc.	81,092	$ 4,683,063
CIGNA Corp.	62,611	3,364,089
Coventry Health Care, Inc. (a)	34,737	2,058,167
Express Scripts, Inc. (a)	56,529	4,126,617
Humana, Inc. (a)	38,000	2,861,780
Laboratory Corp. of America Holdings (a)	25,837	1,951,469
McKesson Corp.	64,904	4,251,861
Medco Health Solutions, Inc. (a)	59,987	6,082,682
Patterson Companies, Inc. (a)	31,360	1,064,672
Quest Diagnostics, Inc.	35,172	1,860,599
Tenet Healthcare Corp. (a)	106,331	540,161
UnitedHealth Group, Inc.	289,807	16,866,767
WellPoint, Inc. (a)	128,138	11,241,547
		69,122,765
Health Care Technology - 0.0%
IMS Health, Inc.	43,509	1,002,447
Life Sciences Tools & Services - 0.4%
Applera Corp. - Applied Biosystems Group	37,720	1,279,462
Millipore Corp. (a)	12,240	895,723
PerkinElmer, Inc.	26,585	691,742
Thermo Fisher Scientific, Inc. (a)	94,631	5,458,316
Waters Corp. (a)	22,523	1,780,894
		10,106,137
Pharmaceuticals - 6.2%
Abbott Laboratories	346,575	19,460,186
Allergan, Inc.	68,848	4,422,796
Barr Pharmaceuticals, Inc. (a)	24,166	1,283,215
Bristol-Myers Squibb Co.	443,742	11,768,038
Eli Lilly & Co.	221,332	11,816,915
Forest Laboratories, Inc. (a)	69,943	2,549,422
Johnson & Johnson	641,835	42,810,395
King Pharmaceuticals, Inc. (a)	54,822	561,377
Merck & Co., Inc.	488,162	28,367,094
Mylan, Inc. (d)	67,821	953,563
Pfizer, Inc.	1,531,792	34,817,632
Schering-Plough Corp.	363,272	9,677,566
Watson Pharmaceuticals, Inc. (a)	23,242	630,788
Wyeth	300,343	13,272,157
		182,391,144
TOTAL HEALTH CARE		345,490,684
INDUSTRIALS - 11.3%
Aerospace & Defense - 2.8%
General Dynamics Corp.	90,243	8,030,725
Goodrich Corp.	28,017	1,978,280
Honeywell International, Inc.	167,486	10,312,113
L-3 Communications Holdings, Inc.	28,208	2,988,356
Lockheed Martin Corp.	77,835	8,192,912
Northrop Grumman Corp.	75,888	5,967,832
Precision Castparts Corp.	30,979	4,296,787
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Raytheon Co.	96,285	$ 5,844,500
Rockwell Collins, Inc.	36,539	2,629,712
The Boeing Co.	173,832	15,203,347
United Technologies Corp.	221,703	16,969,148
		82,413,712
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	38,072	2,060,457
Expeditors International of Washington, Inc.	47,796	2,135,525
FedEx Corp.	69,362	6,185,010
United Parcel Service, Inc. Class B	235,683	16,667,502
		27,048,494
Airlines - 0.1%
Southwest Airlines Co.	164,630	2,008,486
Building Products - 0.1%
Masco Corp.	82,715	1,787,471
Trane, Inc.	38,444	1,795,719
		3,583,190
Commercial Services & Supplies - 0.5%
Allied Waste Industries, Inc. (a)	64,937	715,606
Avery Dennison Corp.	23,882	1,269,089
Cintas Corp.	30,286	1,018,215
Equifax, Inc.	29,569	1,075,129
Monster Worldwide, Inc. (a)	28,690	929,556
Pitney Bowes, Inc.	48,644	1,850,418
R.R. Donnelley & Sons Co.	48,131	1,816,464
Robert Half International, Inc.	36,123	976,766
Waste Management, Inc.	114,012	3,724,772
		13,376,015
Construction & Engineering - 0.2%
Fluor Corp.	19,832	2,889,919
Jacobs Engineering Group, Inc. (a)	27,099	2,590,935
		5,480,854
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	40,386	2,135,612
Emerson Electric Co.	176,560	10,003,890
Rockwell Automation, Inc.	33,468	2,307,953
		14,447,455
Industrial Conglomerates - 3.6%
3M Co.	159,963	13,488,080
General Electric Co.	2,266,626	84,023,826
Textron, Inc.	55,902	3,985,813
Tyco International Ltd.	110,978	4,400,278
		105,897,997
Machinery - 1.9%
Caterpillar, Inc.	142,633	10,349,450
Cummins, Inc.	22,905	2,917,410
Danaher Corp.	56,781	4,981,965
Deere & Co.	99,526	9,267,861

	Shares	Value
Dover Corp.	44,568	$ 2,054,139
Eaton Corp.	32,857	3,185,486
Illinois Tool Works, Inc.	92,719	4,964,175
Ingersoll-Rand Co. Ltd. Class A	61,100	2,839,317
ITT Corp.	40,664	2,685,451
Manitowoc Co., Inc.	29,118	1,421,832
PACCAR, Inc.	82,609	4,500,538
Pall Corp.	27,496	1,108,639
Parker Hannifin Corp.	37,729	2,841,371
Terex Corp. (a)	23,011	1,508,831
		54,626,465
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	66,844	5,563,426
CSX Corp.	94,293	4,147,006
Norfolk Southern Corp.	86,850	4,380,714
Ryder System, Inc.	13,015	611,835
Union Pacific Corp.	58,901	7,399,144
		22,102,125
Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	15,107	1,322,165
TOTAL INDUSTRIALS		332,306,958
INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 2.5%
Ciena Corp. (a)	19,280	657,641
Cisco Systems, Inc. (a)	1,360,703	36,834,230
Corning, Inc.	353,429	8,478,762
JDS Uniphase Corp. (a)	49,223	654,666
Juniper Networks, Inc. (a)	116,985	3,883,902
Motorola, Inc.	512,329	8,217,757
QUALCOMM, Inc.	367,032	14,442,709
Tellabs, Inc. (a)	98,496	644,164
		73,813,831
Computers & Peripherals - 4.5%
Apple, Inc. (a)	196,367	38,896,375
Dell, Inc. (a)	502,610	12,318,971
EMC Corp. (a)	470,591	8,720,051
Hewlett-Packard Co.	578,209	29,187,990
International Business Machines Corp.	309,049	33,408,197
Lexmark International, Inc. Class A (a)	21,245	740,601
Network Appliance, Inc. (a)	77,195	1,926,787
QLogic Corp. (a)	30,701	435,954
SanDisk Corp. (a)	51,184	1,697,773
Sun Microsystems, Inc. (a)	185,835	3,369,189
Teradata Corp. (a)	40,595	1,112,709
		131,814,597
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	86,695	3,185,174
Jabil Circuit, Inc.	46,666	712,590
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Molex, Inc.	31,750	$ 866,775
Tyco Electronics Ltd.	111,511	4,140,403
		8,904,942
Internet Software & Services - 1.9%
Akamai Technologies, Inc. (a)	37,268	1,289,473
eBay, Inc. (a)	254,999	8,463,417
Google, Inc. Class A (sub. vtg.) (a)	51,921	35,902,333
VeriSign, Inc. (a)	49,555	1,863,764
Yahoo!, Inc. (a)	299,738	6,971,906
		54,490,893
IT Services - 0.8%
Affiliated Computer Services, Inc. Class A (a)	22,538	1,016,464
Automatic Data Processing, Inc.	118,014	5,255,163
Cognizant Technology Solutions Corp. Class A (a)	65,122	2,210,241
Computer Sciences Corp. (a)	39,023	1,930,468
Convergys Corp. (a)	29,210	480,797
Electronic Data Systems Corp.	114,852	2,380,882
Fidelity National Information Services, Inc.	38,282	1,592,148
Fiserv, Inc. (a)	36,925	2,048,968
Paychex, Inc.	74,797	2,709,147
The Western Union Co.	168,416	4,089,140
Total System Services, Inc.	14,859	416,052
Total System Services, Inc. (when-issued)	2,622	75,645
Unisys Corp. (a)	77,994	368,912
		24,574,027
Office Electronics - 0.1%
Xerox Corp.	207,331	3,356,689
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc. (a)(d)	135,385	1,015,388
Altera Corp.	75,328	1,455,337
Analog Devices, Inc.	68,036	2,156,741
Applied Materials, Inc.	309,082	5,489,296
Broadcom Corp. Class A (a)	105,523	2,758,371
Intel Corp.	1,311,368	34,961,071
KLA-Tencor Corp.	40,852	1,967,432
Linear Technology Corp.	50,122	1,595,383
LSI Corp. (a)(d)	158,325	840,706
MEMC Electronic Materials, Inc. (a)	51,385	4,547,059
Microchip Technology, Inc.	48,050	1,509,731
Micron Technology, Inc. (a)	170,546	1,236,459
National Semiconductor Corp.	52,698	1,193,083
Novellus Systems, Inc. (a)	26,049	718,171
NVIDIA Corp. (a)	124,604	4,239,028
Teradyne, Inc. (a)	38,944	402,681

	Shares	Value
Texas Instruments, Inc.	313,591	$ 10,473,939
Xilinx, Inc.	65,937	1,442,042
		78,001,918
Software - 3.7%
Adobe Systems, Inc. (a)	128,689	5,498,881
Autodesk, Inc. (a)	51,786	2,576,871
BMC Software, Inc. (a)	43,916	1,565,166
CA, Inc.	87,887	2,192,781
Citrix Systems, Inc. (a)	42,547	1,617,211
Compuware Corp. (a)	64,190	570,007
Electronic Arts, Inc. (a)	70,643	4,126,258
Intuit, Inc. (a)	74,622	2,358,801
Microsoft Corp.	1,804,489	64,239,808
Novell, Inc. (a)	78,465	539,055
Oracle Corp. (a)	884,430	19,970,429
Symantec Corp. (a)	194,514	3,139,456
		108,394,724
TOTAL INFORMATION TECHNOLOGY		483,351,621
MATERIALS - 3.3%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	48,307	4,764,519
Ashland, Inc.	12,563	595,863
Dow Chemical Co.	211,810	8,349,550
E.I. du Pont de Nemours & Co.	201,639	8,890,264
Eastman Chemical Co.	18,173	1,110,189
Ecolab, Inc.	39,176	2,006,203
Hercules, Inc.	25,934	501,823
International Flavors & Fragrances, Inc.	18,242	877,987
Monsanto Co.	122,639	13,697,550
PPG Industries, Inc.	36,725	2,579,197
Praxair, Inc.	70,853	6,285,370
Rohm & Haas Co.	28,105	1,491,532
Sigma Aldrich Corp.	29,161	1,592,191
		52,742,238
Construction Materials - 0.1%
Vulcan Materials Co.	24,266	1,919,198
Containers & Packaging - 0.1%
Ball Corp.	22,540	1,014,300
Bemis Co., Inc.	22,544	617,255
Pactiv Corp. (a)	29,265	779,327
Sealed Air Corp.	36,226	838,270
		3,249,152
Metals & Mining - 1.0%
Alcoa, Inc.	190,223	6,952,651
Allegheny Technologies, Inc.	22,935	1,981,584
Freeport-McMoRan Copper & Gold, Inc. Class B	85,658	8,774,806
Newmont Mining Corp.	101,340	4,948,432
Nucor Corp.	64,576	3,824,191
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Titanium Metals Corp.	19,643	$ 519,557
United States Steel Corp.	26,492	3,203,148
		30,204,369
Paper & Forest Products - 0.3%
International Paper Co.	96,023	3,109,225
MeadWestvaco Corp.	41,435	1,296,916
Weyerhaeuser Co.	46,994	3,465,338
		7,871,479
TOTAL MATERIALS		95,986,436
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	1,360,208	56,530,244
CenturyTel, Inc.	24,757	1,026,425
Citizens Communications Co.	73,514	935,833
Embarq Corp.	34,272	1,697,492
Qwest Communications International, Inc.	352,170	2,468,712
Verizon Communications, Inc.	648,244	28,321,780
Windstream Corp.	107,006	1,393,218
		92,373,704
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	90,775	3,867,015
Sprint Nextel Corp.	637,877	8,375,325
		12,242,340
TOTAL TELECOMMUNICATION SERVICES		104,616,044
UTILITIES - 3.5%
Electric Utilities - 2.0%
Allegheny Energy, Inc.	37,284	2,371,635
American Electric Power Co., Inc.	89,714	4,177,084
Duke Energy Corp.	282,822	5,704,520
Edison International	73,073	3,899,906
Entergy Corp.	43,595	5,210,474
Exelon Corp.	148,018	12,084,190
FirstEnergy Corp.	68,369	4,945,813
FPL Group, Inc.	91,300	6,188,314
Pepco Holdings, Inc.	44,916	1,317,386
Pinnacle West Capital Corp.	22,514	954,819
PPL Corp.	83,476	4,348,265
Progress Energy, Inc.	58,134	2,815,430
Southern Co.	170,336	6,600,520
		60,618,356
Gas Utilities - 0.1%
Nicor, Inc.	10,121	428,624
Questar Corp.	38,743	2,095,996
		2,524,620

	Shares	Value
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	150,101	$ 3,210,660
Constellation Energy Group, Inc.	40,517	4,154,208
Dynegy, Inc. Class A (a)	111,191	793,904
		8,158,772
Multi-Utilities - 1.1%
Ameren Corp.	46,652	2,529,005
CenterPoint Energy, Inc.	72,051	1,234,234
CMS Energy Corp.	50,484	877,412
Consolidated Edison, Inc.	60,896	2,974,770
Dominion Resources, Inc.	131,167	6,223,874
DTE Energy Co.	36,718	1,614,123
Integrys Energy Group, Inc.	17,105	884,157
NiSource, Inc.	61,491	1,161,565
PG&E Corp.	79,407	3,421,648
Public Service Enterprise Group, Inc.	57,037	5,603,315
Sempra Energy	58,629	3,627,963
TECO Energy, Inc.	47,251	813,190
Xcel Energy, Inc.	94,182	2,125,688
		33,090,944
TOTAL UTILITIES		104,392,692
TOTAL COMMON STOCKS (Cost $1,494,095,473)		2,886,499,025
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 3.21% 3/27/08 (e) (Cost $2,976,940)	$ 3,000,000	2,977,476
Money Market Funds - 2.1%
	Shares
Fidelity Cash Central Fund, 4.58% (b)	44,818,065	44,818,065
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	15,994,598	15,994,598
TOTAL MONEY MARKET FUNDS (Cost $60,812,663)		60,812,663
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,557,885,076)		2,950,289,164
NET OTHER ASSETS - (0.5)%		(14,669,275)
NET ASSETS - 100%		$ 2,935,619,889
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
137 S&P 500 Index Contracts	March 2008	$ 50,594,100	$ (68,569)

The face value of futures purchased as a percentage of net assets - 1.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,977,476.
(f) The security is subject to a forward commitment to sell.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,093,689
Fidelity Securities Lending Cash Central Fund	90,924
Total	$ 2,184,613

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $15,542,229) - See accompanying schedule: Unaffiliated issuers (cost $1,497,072,413)	$ 2,889,476,501
Fidelity Central Funds (cost $60,812,663)	60,812,663
Total Investments (cost $1,557,885,076)		$ 2,950,289,164
Commitment to sell securities on a when issued basis	(750,667)
Receivable for securities sold on a when issued basis	750,434	(233)
Receivable for investments sold		766,525
Receivable for fund shares sold		1,331,382
Dividends receivable		4,273,107
Distributions receivable from Fidelity Central Funds		87,037
Other receivables		65,531
Total assets		2,956,812,513

Liabilities
Payable to custodian bank	$ 53,550
Payable for investments purchased	1,982,590
Payable for fund shares redeemed	2,521,986
Accrued management fee	247,070
Distribution fees payable	59,563
Payable for daily variation on futures contracts	288,128
Other affiliated payables	503
Other payables and accrued expenses	44,636
Collateral on securities loaned, at value	15,994,598
Total liabilities		21,192,624

Net Assets		$ 2,935,619,889
Net Assets consist of:
Paid in capital		$ 1,519,419,154
Undistributed net investment income		163,153
Accumulated undistributed net realized gain (loss) on investments		23,702,295
Net unrealized appreciation (depreciation) on investments		1,392,335,287
Net Assets		$ 2,935,619,889

Statement of Assets and Liabilities - continued

December 31, 2007
Initial Class: Net Asset Value, offering price and redemption price per share ($2,626,890,604 ÷ 16,015,148 shares)	$ 164.03

Service Class: Net Asset Value, offering price and redemption price per share ($38,959,832 ÷ 238,059 shares)	$ 163.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($269,769,453 ÷ 1,657,130 shares)	$ 162.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007
Investment Income
Dividends		$ 58,263,079
Interest		147,511
Income from Fidelity Central Funds		2,184,613
Total income		60,595,203

Expenses
Management fee	$ 3,088,138
Distribution fees	672,254
Independent trustees' compensation	10,695
Interest	4,667
Miscellaneous	6,476
Total expenses before reductions	3,782,230
Expense reductions	(12,100)	3,770,130
Net investment income (loss)		56,825,073
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	114,320,040
Futures contracts	(257,587)
Total net realized gain (loss)		114,062,453
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,637,152)
Futures contracts	(239,263)
When issued commitments	(233)
Total change in net unrealized appreciation (depreciation)		(3,876,648)
Net gain (loss)		110,185,805
Net increase (decrease) in net assets resulting from operations		$ 167,010,878

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 56,825,073	$ 51,640,967
Net realized gain (loss)	114,062,453	67,355,469
Change in net unrealized appreciation (depreciation)	(3,876,648)	301,227,789
Net increase (decrease) in net assets resulting from operations	167,010,878	420,224,225
Distributions to shareholders from net investment income	(108,107,708)	(48,550,320)
Share transactions - net increase (decrease)	(158,666,814)	(161,290,081)
Total increase (decrease) in net assets	(99,763,644)	210,383,824

Net Assets
Beginning of period	3,035,383,533	2,824,999,709
End of period (including undistributed net investment income of $163,153 and undistributed net investment income of $51,502,093, respectively)	$ 2,935,619,889	$ 3,035,383,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 161.36	$ 141.88	$ 137.76	$ 126.13	$ 99.92
Income from Investment Operations
Net investment income (loss) C	3.11	2.71	2.36	2.18 F	1.63
Net realized and unrealized gain (loss)	5.59	19.26	4.15	11.10	26.18
Total from investment operations	8.70	21.97	6.51	13.28	27.81
Distributions from net investment income	(6.03)	(2.49)	(2.39)	(1.65)	(1.60)
Net asset value, end of period	$ 164.03	$ 161.36	$ 141.88	$ 137.76	$ 126.13
Total Return A, B	5.45%	15.73%	4.82%	10.62%	28.41%
Ratios to Average Net Assets D, G
Expenses before reductions	.10%	.10%	.14%	.35%	.34%
Expenses net of fee waivers, if any	.10%	.10%	.13%	.28%	.28%
Expenses net of all reductions	.10%	.10%	.13%	.28%	.28%
Net investment income (loss)	1.86%	1.83%	1.73%	1.71%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,626,891	$ 2,780,085	$ 2,641,527	$ 2,778,226	$ 3,031,540
Portfolio turnover rate E	5%	6%	7%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 160.88	$ 141.48	$ 137.41	$ 125.86	$ 99.74
Income from Investment Operations
Net investment income (loss) C	2.93	2.55	2.22	2.05 F	1.54
Net realized and unrealized gain (loss)	5.58	19.22	4.14	11.07	26.11
Total from investment operations	8.51	21.77	6.36	13.12	27.65
Distributions from net investment income	(5.73)	(2.37)	(2.29)	(1.57)	(1.53)
Net asset value, end of period	$ 163.66	$ 160.88	$ 141.48	$ 137.41	$ 125.86
Total Return A, B	5.34%	15.61%	4.71%	10.51%	28.27%
Ratios to Average Net Assets D, G
Expenses before reductions	.20%	.20%	.24%	.47%	.46%
Expenses net of fee waivers, if any	.20%	.20%	.23%	.38%	.38%
Expenses net of all reductions	.20%	.20%	.23%	.38%	.38%
Net investment income (loss)	1.76%	1.73%	1.63%	1.61%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,960	$ 35,953	$ 27,178	$ 23,216	$ 15,404
Portfolio turnover rate E	5%	6%	7%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 159.90	$ 140.68	$ 136.71	$ 125.31	$ 99.29
Income from Investment Operations
Net investment income (loss) C	2.67	2.32	2.01	1.85 F	1.37
Net realized and unrealized gain (loss)	5.54	19.11	4.11	11.01	26.03
Total from investment operations	8.21	21.43	6.12	12.86	27.40
Distributions from net investment income	(5.32)	(2.21)	(2.15)	(1.46)	(1.38)
Net asset value, end of period	$ 162.79	$ 159.90	$ 140.68	$ 136.71	$ 125.31
Total Return A, B	5.17%	15.44%	4.55%	10.34%	28.09%
Ratios to Average Net Assets D, G
Expenses before reductions	.35%	.35%	.39%	.61%	.60%
Expenses net of fee waivers, if any	.35%	.35%	.38%	.53%	.53%
Expenses net of all reductions	.35%	.35%	.38%	.53%	.53%
Net investment income (loss)	1.61%	1.58%	1.48%	1.46%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 269,769	$ 219,346	$ 156,295	$ 106,051	$ 64,844
Portfolio turnover rate E	5%	6%	7%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,524,861,620
Unrealized depreciation	(138,663,732)
Net unrealized appreciation (depreciation)	1,386,197,888
Undistributed ordinary income	208,295
Undistributed long-term capital gain	29,839,691

Cost for federal income tax purposes	$ 1,564,091,276

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 108,107,708	$ 48,550,320

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. Losses may arise due to changes in the

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $142,864,251 and $344,743,287, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, FMR pays all class-level expenses except distribution and service fees so that total expenses do not exceed .10% of each class' average net assets plus the distribution and service fee applicable to each class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 37,586
Service Class 2	634,668
$ 672,254

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Under the expense contract, the classes do not pay transfer agent fees.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,638,000	4.81%	$ 4,667

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6,476 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $90,924.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $12,100.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 98,701,755	$ 45,574,055
Service Class	1,313,126	458,108
Service Class 2	8,092,827	2,518,157
Total	$ 108,107,708	$ 48,550,320

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	1,192,701	1,178,307	$ 198,536,108	$ 175,320,988
Reinvestment of distributions	604,881	321,397	98,701,755	45,574,055
Shares redeemed	(3,011,503)	(2,888,868)	(505,647,301)	(425,165,282)
Net increase (decrease)	(1,213,921)	(1,389,164)	$ (208,409,438)	$ (204,270,239)
Service Class
Shares sold	43,025	43,806	$ 7,154,147	$ 6,502,305
Reinvestment of distributions	8,059	3,238	1,313,126	458,108
Shares redeemed	(36,502)	(15,668)	(6,053,068)	(2,303,545)
Net increase (decrease)	14,582	31,376	$ 2,414,205	$ 4,656,868
Service Class 2
Shares sold	551,964	477,153	$ 91,589,415	$ 69,795,173
Reinvestment of distributions	49,901	17,882	8,092,827	2,518,157
Shares redeemed	(316,540)	(234,226)	(52,353,823)	(33,990,040)
Net increase (decrease)	285,325	260,809	$ 47,328,419	$ 38,323,290

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Index 500. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Index 500. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Index 500. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Index 500. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Index 500. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Index 500. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Index 500. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Index 500. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Index 500. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Index 500. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Index 500. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Index 500. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Index 500. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/08/08	02/08/08	$.01	$1.48
Service Class	02/08/08	02/08/08	$.01	$1.48
Service Class 2	02/08/08	02/08/08	$.01	$1.48

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $29,839,691, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, and Service Class 2 designate 100% of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Index 500 Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown, but considered that, unlike the benchmark, the fund has fees and transaction costs. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Index 500 Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that it had approved an amendment (effective March 1, 2005) to the fund's management contract that lowered the fund's management fee from 24 basis points to 10 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among other expenses, the management fee) at 10 basis points, and (ii) limit the total expenses of the fund's existing classes of shareholders to 10 basis points for Initial Class, 20 basis points for Service Class, and 35 basis points for Service Class 2. These contractual expense limits may not be increased without the approval of the Board and the shareholders of the applicable class.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPIDX-ANN-0208
1.540028.110

Item 2. Code of Ethics

As of the end of the period, December 31, 2007, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Contrafund Portfolio, Disciplined Small Cap Portfolio and Index 500 Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Contrafund Portfolio	$78,000	$70,000
Disciplined Small Cap Portfolio	$39,000	$35,000
Index 500 Portfolio	$47,000	$42,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,500,000	$6,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A,
Contrafund Portfolio	$0	$0
Disciplined Small Cap Portfolio	$0	$0
Index 500 Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Contrafund Portfolio	$5,200	$4,600
Disciplined Small Cap Portfolio	$5,200	$4,000
Index 500 Portfolio	$5,200	$4,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Contrafund Portfolio	$0	$0
Disciplined Small Cap Portfolio	$0	$0
Index 500 Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A,B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not Applicable.

(g) For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by Deloitte Entities of $690,000A and $730,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A,B
Covered Services	$15,000	$15,000
Non-Covered Services	$675,000	$715,000
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	March 3, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	March 3, 2008